As filed with the Securities and Exchange Commission on April 17, 2024
Registration Nos. 333-203855; 811-23054
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 11 ☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 26 ☒
(Check appropriate box or boxes)
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Name of Depositor)
370 Lexington Avenue, Suite 703
New York, New York 10017
(Address of Depositor’s Principal Executive Offices)
(800) 537-2033
(Depositor’s Telephone Number)
J.D. Kreider
Senior Vice President & Head of Empower Investments
Empower Life & Annuity Insurance Company of New York
370 Lexington Avenue, Suite 703
New York, New York 10017
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b)
X	on May 1, 2024, pursuant to paragraph (b)
60 days after filing, pursuant to paragraph (a)(1)
on (date), pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously-filed post- effective amendment.

EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Empower Life & Annuity Insurance Company of New York
Overview
This Prospectus describes the Empower SecureFoundation® II Variable Annuity, an individual flexible premium variable deferred annuity contract (“Contract”), issued by Empower Life & Annuity Insurance Company of New York (“we,” “us,” the “Company” or “Empower”), that is designed for purchase by owners of Individual Retirement Accounts (“IRAs”).
Effective January 1, 2024, Empower SecureFoundation® II Variable Annuity contracts are no longer for sale.
Effective January 1, 2024, Empower SecureFoundation® II Variable Annuity contracts are closed to new participants and new contributions.
Empower Financial Services, Inc. (“Empower Financial Services”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. The Covered Fund is managed by Empower Capital Management, LLC (“ECM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Fund.
Important Note: Currently, there is only one available Covered Fund – The SecureFoundation® Balanced Fund. Accordingly, any references to Covered Funds and Variable Accounts are applicable to The SecureFoundation® Balanced Fund only. Transfers can be made only to other investment options available in your IRA. A Request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation® Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
Payment Options
The Contract contains, as a standard feature of the Contract, a GLWB that will pay guaranteed income for the life of a designated person based on your investment in the Covered Fund, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Fund. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Fund via a method that is not part of the GLWB, the GLWB will terminate. It is generally not beneficial to you to annuitize this Contract. It was designed specifically to provide the GLWB, and you will have paid a non-refundable fee for such benefit. In addition, the annuity payment amount might be less than the GLWB payout would provide.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B to this Prospectus.
If you are a new investor in the Contract, you may be able to cancel your Contract within 10 days of receiving it without paying
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fees or penalties (see “Free Look Period” later in this Prospectus). In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract Value. You should review this Prospectus or consult with your investment professional, for additional information about the specific cancelation terms that apply.
The Contract:
•is not a bank or credit union deposit or obligation.
•is not FDIC or NCUA insured.
•is not insured by any federal government agency.
•is not guaranteed by any bank or credit union.
•may go down in value.
•provides guarantees that are subject to our financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities Exchange Commission’s staff and is available at http://www.investor.gov.
The SEC has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Any representation that it has is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
Prospectus Dated: May 1, 2024

Definitions
The defined terms set out in this Prospectus also appear in and apply to the related Statement of Additional Information (SAI).
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Empower to determine your Contract Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Empower may be reached at the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base is established, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. The Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.
Contract: An agreement between Empower and the Contractowner providing an individual flexible premium variable deferred annuity.
Contractowner: The directed trustee or directed custodian holding this Contract under an IRA for the exclusive benefit of the IRA Owner and beneficiaries. All references to the life, age, death, or Spouse of the Contractowner refer to the life, age, death, or Spouse of the IRA Owner. In addition, unless otherwise indicated, all notices to the Contractowner will be sent to the IRA Owner, and all actions taken by the Contractowner will be taken by the IRA Owner. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner. Empower Trust Company, LLC, an affiliate of Empower that provides custodial and trustee services, may provide such services to IRA Owners, which could subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the IRA custodian or trustee.
Contractowner Account: A separate record in the name of each Contractowner which reflects his or her share in the Variable Account.
Contract Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values.
Contribution(s): Amounts received by Empower under the Contract and allocated to the Variable Account.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in the Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Fund and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the IRA Owner’s Spouse and the sole designated beneficiary under the Contract.
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Domestic Relations Order (DRO): An order issued due to divorce or legal separation proceedings that awards all or any part of the IRA to a former Spouse of the IRA Owner.
Election Date: The date on which the Contractowner, former Spouse, or beneficiary selects the GLWB by making an initial Contribution to the Covered Fund. You must be age 85 or younger on the Election Date.
Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Empower’s assets other than those held in any segregated investment account, including the Separate Account.
GLWB Participant: An IRA Owner who elects to purchase this Contract and invest in the Covered Fund(s).
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Empower at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Empower, and contains all information, documentation, and instructions necessary for Empower to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Empower before we have received the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Empower for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, the Contractowner may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The Contractowner will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve-month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve-month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve-month period from Ratchet Date to Ratchet Date may be less than the GAW. Empower will not increase Installments unless directed to do so by the Contractowner, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Empower provided at any time before the Settlement Phase, the Contractowner may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
IRA Owner: The individual owner of the IRA under which this Contract is held. The IRA Owner must be the annuitant. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner.
Payee: A person entitled to receive all or a portion of the Contract Value.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.
Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Empower will not increase Installments to reflect a Ratchet unless directed to do so by the Contractowner.
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Ratchet Date: During the Accumulation Phase and the Withdrawal Phase, the day each year when the Benefit Base is evaluated and increased to reflect positive Covered Fund performance. During the Accumulation Phase, the Ratchet Date is the anniversary of the day the Benefit Base is established. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Empower. A valid Request must be: (1) received by Empower at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Empower.
Reset: During the Withdrawal Phase, Empower will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Empower will not increase Installments to reflect a Reset unless directed to do so by the Contractowner.
Separate Account: A segregated investment account established by Empower into which Contributions may be invested or the Contract Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Account.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Empower will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another IRA investment option.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Empower will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Contract Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Account: Division of the Separate Account, for the Covered Fund. The Variable Account has a corresponding Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.
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Important Information You Should Consider About the Contract
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	The Contract does not impose any charge for early withdrawal.
Transaction Charges	The Contract does not impose any transaction charges.	Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page, if any, for information about the specific fees you will pay each year. The fees and expenses don’t reflect advisory fees that are paid to investment advisers from your Contract Value. If such charges were reflected, such fees and expenses would be higher.
				Fee Tables; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.90%	2.50%
	Investment options (Fund fees and expenses)[2]	0.62%	0.62%
	1 As a percentage of average Contract Value. [2] As a percentage of Covered Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

Lowest Annual Cost: $1,389	Highest Annual Cost: $2,494
Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees	Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees
Other Charges	Any custodian and investment advisory fees. These fees would be Contract specific.	Guaranteed Lifetime Withdrawal Benefit; The Settlement Phase; Managed Account Service and Other Financial Adviser Fees; Custodian or Trustee Service Charges and Fees
RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
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Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed as a long-
term accumulation investment for retirement savings and to provide lifetime withdrawal benefits.
Principal Risks
Excess Withdrawals
•Withdrawals that exceed the limits specified by the Guaranteed Lifetime
Withdrawal Benefit may reduce the guaranteed payments you receive under the
GLWB and may result in the termination of the GLWB, GAWs and the Contract.
Excess Withdrawals During the Accumulation Phase; Effect of Excess Withdrawals During the Withdrawal Phase
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Covered Fund(s) available under the Contract.
•The Covered Fund has its own unique risks.
•You should review the prospectus for the Covered Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims-
paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength ratings, is available upon request. You may make such request by calling 855-756-4738 or visiting www.empower.com.
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments
A withdrawal from the Covered Fund that is an Excess Withdrawal may reduce the guaranteed payment that you receive under the GLWB, or could terminate the
GLWB, GAWs and the Contract.

The Company reserves the right to add or remove a Covered Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Contract Value.

At least one Covered Fund will always be available for investment under the
Contract.
The Covered Fund – Selection of Underlying Fund
Optional Benefits
Loans are permitted under the Contract, but are treated as Excess Withdrawals, that proportionally reduce your Benefit Base and could result in termination of GLWB,
GAWs and the Contract. No interest is charged on loans.

If you elect to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if you are under age 59 1∕2.
Loans; Excess Withdrawals During the Accumulation Phase; The Effect of Excess Withdrawals During the Withdrawal Phase
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through an IRA, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Taxation of the Contract and GLWB
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional	Your registered representative may receive compensation in the form of commissions	Distribution of
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Compensation	for selling this Contract to you.	the Contracts
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of one you already own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract. Exchanges from this Contract generally are not applicable and are not discussed in this Prospectus.
N/A
Overview of the Contract
What is this Contract, and what is it designed to do? The Empower SecureFoundation®II Variable Annuity Contract is designed for purchase by owners of IRAs. The Contract provides a GLWB benefit that for a fee guarantees certain lifetime withdrawals in connection with investments in the Empower SecureFoundation® Balanced Fund offered as the investment option under the Contract (the “Covered Fund”), provided that the conditions of the GLWB are satisfied (i.e., you are an IRA owner; the fee is paid when due; and you select the Covered Fund). The GLWB is designed to protect GLWB Participants from (1) longevity risk, which is the risk that they outlive assets invested in the Covered Fund and (2) income volatility risk, which is the risk that retirement income may decline due to changes in market performance. Taking Excess Withdrawals either during the Accumulation Phase or during the Withdrawal Phase will reduce your Benefit Base proportionally and can result in a reduction to your benefit under the GLWB or even termination of the GLWB, GAWs and of the Contract.
The GLWB is a standard feature of the Contract. IRA Owners who do not want the GLWB should not select the Contract as an investment option.
How do I accumulate assets in the Contract and receive income from the Contract? The GLWB has three (3) phases: 1) the Accumulation Phase; (2) the Withdrawal Phase and (3) the Settlement Phase:
Accumulation Phase
During the Accumulation Phase, you accrue the Benefit Base on which your GLWB is calculated. The Accumulation Phase begins when you make an initial Contribution to the Covered Fund. You may make additional Contributions, subject to the requirements of federal tax law. All Contributions increase the Benefit Base dollar-for-dollar on the date that the Contribution is made. The Company reserves the right to refuse additional Contributions at any time at its discretion.
Your Benefit Base will also be re-calculated annually on each Ratchet Date and increased to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base.
You may take withdrawals from the Contract during the Accumulation Phase. A withdrawal will reduce your Covered Fund Value. In addition, during the Accumulation Phase all withdrawals and Transfers out of the Covered Fund are treated as an Excess Withdrawal, which results in a proportional reduction of your Benefit Base. Consequently, as explained later in this Prospectus, such withdrawal may decrease the Benefit Base by more than the amount of your withdrawal and could result in termination of the GLWB, GAWs and the Contract.
A list of the Covered Fund(s) available for investment under the Contract is provided at the back of this Prospectus. See Appendix A: Covered Fund(s) Available Under the Contract.
Withdrawal Phase
You may enter the Withdrawal Phase and begin taking Guaranteed Annual Withdrawals (“GAWs”) after you (or the younger joint Covered Person if there are joint Covered Persons) reach age 55. GAWs are annual withdrawals that do not exceed a specified amount, which do not reduce your Benefit Base. GAWs will reduce your Covered Fund Value. In addition, any amount distributed or transferred from the Covered Fund that combined with other amounts exceeds the GAW is treated as an Excess Withdrawal, which will result in a proportional reduction of your Benefit Base and which may be larger than the amount you withdraw. During the Withdrawal Period, your Benefit Base will continue to be re-calculated annually on the Ratchet Date.
Taking GAWs before age 59 1∕2 may result in certain tax penalties. You may not make any additional new Contributions after the Withdrawal Phase has begun. But indirect rollovers from external plans that are first directed are allowed throughout the Withdrawal Phase.
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Settlement Phase
The Settlement Phase begins if the Covered Fund Value falls to zero as a result of Covered Fund performance, GAWS, the Guarantee Benefit Fee, or certain extra-contractual fees not directly related to the GLWB, such as third-party custodial or advisory fees related to managed account services or fees associated the IRA. During the Settlement Phase, we continue to make Installments of the GAW for the life of the IRA owner (a surviving Covered Person, if any). Whether or when the Settlement Phase begins depends on how long you (and surviving Covered Person) live and the performance of the Covered Fund. The Settlement Phase is the first time that the Company uses its own assets to pay GAWs to you.
While GAWs continue under the terms of the GLWB, the GLWB Participant does not have other rights or benefits under the Contract. You may not make additional Contributions, and Distributions and Transfers are not permitted.
Option to Annuitize
If the Code permits, you may elect to annuitize Covered Fund Value into a fixed annuity. The election must be made before the Settlement Period begins. The GLWB will terminate, and the Guarantee Benefit Fee will not be refunded. Once annuity payments begin, you may no longer take withdrawals from the Contract Value. It is generally not in your best interest to annuitize this Contract, as you will be forfeiting the lifetime withdrawal benefit and the fees you paid for the benefit. There is no limitation as to the maximum age you may elect to annuitize.
Additional Contract Features of the Contract
Death Benefit
•If you die during the Accumulation Phase, the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the Code.
•If you die without a joint Covered Person during the Withdrawal Phase after the initial payment of a GAW, the GLWB will terminate and no further GAWs will be paid; the remaining Contract Value will be distributed in accordance with the Code.
•If you die after the initial payment of a GAW while a joint Covered Person is still living, the joint Covered Person will continue to receive GAWs for the remainder of his or her life. After the death of the joint Covered Person, the GLWB will terminate, no further GAWs will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the Contract.
•No death benefit is paid once the Settlement Phase begins.
Loans
During the Accumulation Phase and Withdrawal Phase, you may elect to take a loan on your Contract Value if permitted by the Code. Any amount withdrawn from the Covered Fund to fund the loan will be treated as an Excess Withdrawal, which will result in a proportional reduction of the Benefit Base, and could result in termination of the GLWB, GAWs and the Contract. No interest is charged on loans.
Fee Tables
The following tables describe the fees and expenses that you, as a Contractowner, will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page, if applicable, for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or make withdrawals from the Contract or Transfer cash value from the Covered Fund. State Premium Tax may also be deducted.
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GLWB Participant Transaction Expenses
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Transfer Fee	None
The next table describes the fees that you will pay each year during the time that you are a GLWB Participant under the Contract (not including Covered Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Current Fee
Administrative Expenses[1]	$100.00	$0.00
Base Contract Expenses (as a percentage of average GLWB Participant Account Value)[2]	2.50%	0.90%
1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.
2 Base Contract Expenses include the Variable Asset Charge and Guarantee Benefit Fee. We reserve the right to collect a Variable Asset Charge at an annual rate of no more than 1% of the average GLWB Participant Account Value, which would be deducted on a daily basis. But currently no Variable Asset Charge applies. The Guarantee Benefit Fee, which may range from a minimum of 0.70% to a maximum of 1.50% is assessed separately on each Covered Fund in which you invest after the Benefit Base is established with respect to the Covered Fund.
The next item shows the minimum and maximum total operating expenses charged by the Covered Fund as of December 31, 2023 that you may pay periodically during the time that you participate in the Contract. A complete list of the Covered Fund(s) available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Covered Fund Available Under the Contract.
Annual Covered Fund Operating Expenses	Minimum %	Maximum %
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.62	0.62
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contractowner administrative expenses, Base Contract Expenses and Covered Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are Contract specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Covered Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Fund. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
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(1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,298.00	$10,058.00	$17,044.00	$35,551.00
(2) If you annuitize your Contract or do not surrender your Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$3,298.00	$10,058.00	$17,044.00	$35,551.00
Principal Risks of Investing in the Contract
Not a Short-Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash. Withdrawals that are Excess Withdrawals under the terms of the GLWB will reduce or terminate the amount of guaranteed payments for which you are eligible, and may terminate the Contract.
Risks Associated with Covered Fund. The value of your investment and any returns will depend on the performance of the Covered Fund. You bear the risk of any decline in your Contract Value resulting from the Covered Fund’s performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce the death benefit, and any other guaranteed benefits may be reduced and subject to state and federal income tax, as well as a 10% federal penalty tax if the GLWB Participant is under age 59 1∕2.
Contract Termination. Contractowner or the Company may terminate the Contract upon notice to the other party. If Empower terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract. After the Contract Termination Date, Empower will continue to administer the Contract in accordance with the provisions of the Contract.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 591/2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Fund, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Fund, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Fund invests, which may cause the fund underlying your Contract to lose value. There can be no assurance that we or the Covered Fund or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
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The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Empower Life & Annuity Insurance Company of New York
Empower is a stock life insurance company incorporated under the laws of the state of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.
We are a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAICA”), a life insurance company domiciled in Colorado. EAICA is a direct wholly-owned subsidiary of Empower Holdings, LLC (“Empower Holdings”), a Delaware limited liability company. Empower Holdings is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
On January 24, 2019, GWL&A announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business. The transaction closed on June 1, 2019. The Group Contract was not impacted by the transaction.
Financial Condition of the Company
The benefits under the Contract are paid by Empower from its General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
The Company is obligated to pay all amounts promised to you under the Contract. Any guarantees under the Contract that exceed your Contract Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
How to Obtain More Information: We encourage both existing and prospective Contractowner to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 317-6586. In addition, the SAI is available on the SEC’s website at https://www.sec.gov.
Separate Account
Your Contributions under the Contract (including investments in the Covered Fund) are held in the Separate Account. The Separate Account is comprised of a Variable Account. The Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Variable Account. Your GLWB Participant Account Value allocated to the Variable Account and the amount of the Installments payable under the GLWB depend on the investment performance of the Covered Fund. You bear the full investment risk for all Contributions allocated to the Variable Account.
If Empower decides to make additional Variable Accounts available to Contractowners, Empower may or may not make them available to you based on our assessment of marketing needs and investment conditions.
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The income, gains, or losses of the Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Empower may conduct. Under New York law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Empower may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Empower.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering the existing Covered Fund, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify you whenever the Covered Fund is to be changed. If we cease offering one or more Covered Fund(s), we will offer a new fund or funds as replacement Covered Fund(s). The new Covered Fund may have higher fees and charges and different investment objectives than the eliminated Covered Fund. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
Empower reserves the following rights with respect to the Separate Account:
•to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Separate Account under the 1940 Act;
•to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•to eliminate Variable Account;
•to close the Variable Account to new allocations of Contributions or Transfers;
•to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•to combine the Separate Account with one or more different segregated investment accounts established by Empower;
•to combine Variable Account(s), or combine a Variable Account with a subaccount of a different segregated investment account established by Empower;
•to endorse the Contract to reflect changes to the Separate Account and the Variable Account(s);
•subject to compliance with applicable law, to add, remove, or substitute the Covered Fund. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited;
•subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Empower will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Empower.
The Covered Fund(s)
Information about the Covered Fund, including (i) its name; (ii) its type; (iii) its investment adviser; (iv) current expenses and (v) performance is provided in Appendix A: Covered Fund Available Under the Contract, which is located at the back of this Prospectus. The Covered Fund has issued a prospectus that contains more detailed information. A copy of the Covered Fund’s prospectus is available online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You may also request copies of the prospectus at no cost by calling (855) 756-4738 or sending an e-mail to participantservices@empower.com.
Currently, only one Covered Fund is available for investment under the Contract – the SecureFoundation Balanced Fund. The Company may add additional Covered Funds in the future. The Covered Fund is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the Contract. Offering the GLWB in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Fund relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We take into account the Covered Fund’s use of strategies to lower volatility when we selected them for use with the GLWB. In addition, the Covered Fund is a fund of funds, which means you will pay fees at both fund levels, which may reduce investment return. Only Investor Class shares of the Covered Fund are available under the Contract.
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Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that the Covered Fund will achieve its stated objectives.
Reinvestment and Redemption
All dividend distributions and capital gains made by the Covered Fund will be automatically reinvested in shares of the Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Empower and Empower Financial Services, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Fund that is paid out of administrative service fees and 12b-1 fees that are deducted from Covered Fund assets.
Selection of Underlying Funds
Empower selects the Covered Fund(s) offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Empower for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected a portfolio of the Empower Funds at least in part because it is managed by our directly owned subsidiary.
Empower periodically reviews the available Covered Fund(s) and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of Contract Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations. At least one Covered Fund will always be available for investment under the Contract.
You are responsible for choosing the amount allocated to the Covered Fund that is appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
You bear the risk of any decline in your Contract Value resulting from the performance of the Covered Fund in which you are invested. Before selecting SecureFoundation® Balanced Fund we encourage you to thoroughly investigate all information that is available to you regarding the Covered Fund including the Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select the Covered Fund for your initial Contribution, you should monitor and periodically re-evaluate your allocation to determine if it is still appropriate. We do not recommend or endorse the existing Covered Fund or any additional Covered Funds that might be provided in the future. Nor do we provide investment advice.
The Contract
The Contract is available for purchase by individuals through an IRA.
Purchasing the Contract
You may acquire a Contract by completing and sending to us a Contract application and your initial Contribution. After we approve the application, we will issue your Contract. If your Contract application is complete, we will allocate your initial Contribution to the Variable Accounts according to the instructions you provide in your application within two Business Days of receiving the application at our Administrative Offices. If your application is incomplete, we will contact you to obtain the missing information. If your Contract application remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a Contract application within five Business Days of our receipt of the incomplete application, we will allocate your initial Contribution within two Business Days of the application’s completion in accordance with your allocation instructions.
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Contributions
There is no minimum amount or number of Contributions. The maximum amount of annual contributions is limited by the Code. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB. See “The Withdrawal Phase” later in this Prospectus.
Subsequent Contributions
Empower will allocate your subsequent Contributions according to the allocation instructions you provided in your Contract application. Empower will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Empower receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Empower reserves the right, after providing advance written notice to Contractowners, to refuse any Contribution. Any Contribution that causes a Contract Value to exceed $5 million may require Empower’s prior approval.
You will receive a statement of your Contract Value no less frequently than annually. You may also review your Contract Value through KeyTalk® or via the Internet. KeyTalk is an automated phone system that you may use to obtain information about your account. The phone number (and website link) are displayed on quarterly statements and on initial communications you received when purchasing the Contract.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Empower within 10 days or a period of time required by state law after Empower receives your completed application form. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your Contract Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, your interest in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Empower’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
Contract Value
Your Contract Value is your interest in the Variable Account, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to the Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to the Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate the Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
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The Net Investment Factor for the Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting from the result where:
(a)
 is the net result of:
(i) the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Empower to have resulted from the investment operations of the Variable Account; and
(b)
 is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)
 is an amount representing the Variable Asset Charge deducted, if any, from each Variable Account on a daily basis.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
The value of a Variable Account’s assets is determined at the end of each Valuation Date.
Your Contract Value will reflect the investment performance of the Variable Account which in turn reflect the investment performance of the Covered Fund, which we factor in by using the Net Investment Factor. Any investment advisory fees deducted from the Contract will result in cancellation of Accumulation Units of the Variable Account.
Changes to the Contract
Empower can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Empower will notify Contractowners of any changes that affect their Contract.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract
Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	Provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund, provided the conditions of the GLWB is satisfied.	Standard	The Guarantee Benefit Fee is calculated on an annual basis as a percentage of the Covered Fund Value. The fee may range from 0.70% to 1.50%. Currently, the fee is 0.90%
Must be invested in the
Covered Fund made
available under the
Contract;
Must pay the Guarantee
Benefit Fee when due.
The deduction of
advisory fees are treated
as Excess Withdrawals
and will result in a
dollar-for- dollar
reduction of your
Covered Fund Value.
Deduction of third-party
advisory fees are treated
as Excess Withdrawals
and will result in a
dollar-for-dollar
reduction of your
Covered Fund Value and
a proportionate
reduction of your
Benefit Base.

Death Benefit
If you die during the
Accumulation Phase or the
Withdrawal Phase, the GLWB
will terminate, and the
remaining Contract Value will
be distributed to the
beneficiary in accordance
with the Code and the terms
of the Contract. If you die
during the Withdrawal Phase
while a joint Covered Person
is still living, the joint
Covered Person will continue
to receive GAWs for the
remainder of his or her life.
		Standard	None	The deduction of advisory fees are treated as Excess Withdrawals and will result in a dollar-for-dollar reduction of your Covered Fund Value and therefore, your death benefit.
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Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Loan	You may take a loan on your Contract Value during the Accumulation Phase or the Withdrawal Phase if permitted by the Code.	Standard	None
•Must be permitted
by the Code.
•Any amount
withdrawn from
Covered Fund Value
to fund the loan will
be treated be as an
Excess Withdrawal,
which will result in
a proportional
reduction of your
Benefit Base and
may reduce the
Benefit Base more
than the amount of
the withdrawal.

The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the Contract Value equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to you for the rest of your life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse and the sole beneficiary of the Contractowner.
The GLWB provides two basic protections to Contractowners who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the Contractowner from:
•longevity risk, which is the risk that the Contractowner will outlive the assets invested in the Covered Fund; and
•income volatility risk, which is the risk of downward fluctuations in the Contractowner’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the Contract will retain a certain value or that the value of the Covered Fund or the Contract will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Fund and regardless of how long the Contractowner lives, the Contractowner will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the Contractowner’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Empower will use its own assets to pay Installments only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a Contractowner may withdraw each year to GAWs. A Contractowner who needs to take Excess Withdrawals may not receive the full benefit of the GLWB.
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If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
You should discuss your investment strategy and risk tolerance with your financial advisor before purchasing the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement.
Any payments we are required to make under the GLWB that exceed your Contract Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third-party creditors. Therefore, your receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated for your Contract Value allocated to the Covered Fund.
Like all withdrawals under the Contract, a withdrawal from the Covered Fund may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether and terminate the Contract.
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•The maximum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.90%.
You will pay the Guarantee Benefit Fee for Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. For the Empower SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate Contract Value to the Variable Account that invests in the fund).
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon sixty (60) days prior written notice. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, investment income, mortality, morbidity, persistency, and expense. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.
How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, you may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although such withdrawals will be considered Excess Withdrawals, which will reduce the amount of the Benefit Base and could terminate the GAWs and the Contract). You are responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the Contractowner (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the Contractowner may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1∕2 may result in certain tax penalties.
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Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the Contractowner (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the Contractowner (and the surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the Contractowner invests. You may not make additional Contributions after the Settlement Phase begins.
Cancellation of the GLWB
The GLWB is cancelled when the Covered Fund Value and Benefit Base are reduced to zero before the Settlement Phase as a result of one or more Excess Withdrawals. If the GLWB is cancelled, the Benefit Base, GAW, and any other benefit under the GLWB shall terminate.
Numerical Example Where GLWB Is NOT Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $49,500
Covered Fund Value after Excess Withdrawal = $50,000 - $49,500 = $500
Covered Fund Value adjustment = $500/$50,000 = 0.01
Adjusted Benefit Base = $100,000 x 0.01 = $1,000
New GAW Installment amount = $1,000 * 5% = $50
Numerical Example Where GLWB Is Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $50,000 = $0
Covered Fund Value adjustment = $0/$50,000 = 0
Adjusted Benefit Base = $100,000 x 0 = $0
So, as the Benefit Base is depleted, the GLWB is cancelled.
Termination of the GLWB
The GLWB will automatically terminate as provided in the Contract for reasons including, but not limited to, those set forth below:
•on the Annuity Commencement Date;
•upon death of the single Covered Person if there is no surviving Covered Person or, if there are joint Covered Persons, the death of the second to die if the second Covered Person continues the Contract;
•subject to any applicable grace period, if Empower does not receive the Guarantee Benefit Fee on the date the fee is due;
•if a Covered Fund is discontinued or otherwise removed and the Contractowner after receiving notice does not agree to Transfer such Covered Fund Value to a comparable Covered Fund currently made available by Empower within 60 days; and
•if the Owner terminates the Contract and the Covered Person is not in the Settlement Phase.
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The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which was discussed in the Guarantee Benefit Fee section of this Prospectus, above. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The Contractowner’s Benefit Base and Covered Fund Value may not be equal to one another. In the event of a distribution from a retirement plan in which the Contractowner was invested in an Empower approved GLWB, the Contractowner may be able to restore his or her Benefit Base established in such retirement plan by rolling over the proceeds from the distribution directly into the Contract.
The Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
In the event of a distribution from a tax-deferred retirement plan established under Section 401(a), 403(a), 403(b), or governmental 457 (b) of the Code (each a “tax-deferred retirement plan”), under which the IRA Owner was invested in an Empower approved GLWB benefit, the IRA Owner can proportionately restore his or her Benefit Base established in such a tax-deferred retirement plan by rolling over those eligible proceeds directly into an IRA and the Contract. Additionally, if an IRA Owner was invested in another contract with an Empower approved GLWB benefit under an IRA or an individual retirement annuity, the IRA Owner can convert the IRA Owner’s Benefit Base under such contract and restore the respective Benefit Base under the Contract by transferring the proceeds directly into the Contract as permitted under the Code.
If a Benefit Base is restored under the Contract, the IRA Owner will be subject to all elections made under the prior contract and will be placed in the same “phase” under the Contract. In order to restore a Benefit Base under the Contract, the IRA Owner must (i) invest the covered fund proceeds under the old contract in the available Covered Fund in the Contract; and (ii) submit a request, in Good Order, to restore the Benefit Base.
After the initial Benefit Base is established:
•We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time you make a Contribution to the Covered Fund.
•We decrease the Covered Fund’s Benefit Base on a proportionate basis each time you make an Excess Withdrawal from the Covered Fund. (See the numerical example under “Excess Withdrawals During the Accumulation Phase”). (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
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•The Benefit Base is used only for purposes of calculating your Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•It is important that you do not confuse the Benefit Base with the Covered Fund Value.
•During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time you make a Contribution or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your Contractowner Account
You may make additional Contributions at any time during the Accumulation Phase. Subject to the requirements of federal tax law, additional Contributions may be made by cash deposit, transfers from other IRAs, or rollovers from certain retirement accounts. All additional Contributions made to the Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Empower reserves the right to refuse additional Contributions at any time at our discretion. If Empower refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for the Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund, the Ratchet Date will be the anniversary of your Election Date. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the Contractowner’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Fund will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limits or minimum required distributions under the Code, including Transfers from the Covered Fund to another investment option.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect your future benefits under the GLWB. In the event you decide to take an Excess Withdrawal, as discussed below, the Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal and result in the termination of the Contract and the GLWB.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000 Covered
Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
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Transfers
Transfers of Contract Value between the Variable Account that invests in the Covered Fund or to other IRA investments are treated as withdrawals -- which during the Accumulation Phase are all Excess Withdrawals -- from the Covered Fund from which the Transfers are taken. A Contractowner who Transfers Contract Value out of a Covered Fund is prohibited from making any Transfer into the Covered Fund for period of at least ninety (90) calendar days.
Empower reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Contractowners.
Death During the Accumulation Phase
If the Contractowner dies during the Accumulation Phase, then the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the beneficiary’s election. A beneficiary that is the Spouse of the Contractowner may roll over the Contract Value to an individual retirement account or annuity that offers an Empower approved GLWB feature, if available. In this situation, the individual retirement account or annuity will not restore the Contractowner’s Benefit Base, but will establish a new Benefit Base calculated by reference to the Contract Value allocated to the Covered Fund.
If the Contractowner dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the Contractowner dies, Empower will continue to assess the Guarantee Benefit Fee until Empower is notified of the Contractowner’s death.
As required by Section 72 of the Code, distributions must be made from the Contract upon the death of the Contractowner. For this purpose, where the Contractowner is a non-natural person, the death of the IRA Owner will be treated as the death of the Contractowner.
•If the Contractowner dies before the annuity starting date, all amounts under the Contract must be distributed within five years of the Contractowner’s death unless the beneficiary chooses to begin payments over the beneficiary’s life or life expectancy beginning within one year of the Contractowner’s death. Alternatively, a surviving Spouse may elect to treat the Contract as his or her own.
•If a Contractowner dies after the annuity starting date, payments must continue to be made at least as rapidly as during the Contractowner’s life.
The Withdrawal Phase
The Withdrawal Phase begins when the Contractowner elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55. Distributions prior to age 59 1∕2 may be subject to a penalty tax. Installments will not begin until Empower receives appropriate and satisfactory information verifying the age of the Covered Person(s).
In order to initiate the Withdrawal Phase, the Contractowner must submit a written Request to Empower.
Any distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s), we will determine the amount of the GAW.
Once the Withdrawal Phase has begun, you may not make any additional new Contributions although Transfers from other investment options available in the IRA and indirect rollovers (i.e., first to other investment options offered in the IRA and then to the SecureFoundation® Balanced Fund) are allowed throughout the Withdrawal Phase. Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
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During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The Ratchet Date will become the anniversary of Initial Installment Date for the Covered Fund, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your Contract Value on a dollar- for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the Contractowner elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
Installment Frequency Options
The Contractowner may elect to receive installments on the following intervals:
(a)
 Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)
 Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
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(c)
 Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)
 Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the Contractowner may Request to change the frequency of Installments at any time before the Settlement Phase by providing Empower with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a lump sum distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a lump sum distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Empower with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your Contract Value, which you will receive at least annually. In addition, you may access this information at any time on Empower’s website. Empower will not increase Installments to reflect a Reset unless directed to do so by the Contractowner. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
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Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Empower requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your Contract Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a distribution or Transfer (when combined with Installments and all other distributions and Transfers that occurred during the applicable twelve-month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of Contract Value that is invested in the Covered Fund, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. If you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals.
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If a Contractowner Requests a distribution or Transfer over the telephone, Empower will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Empower determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a Contractowner makes a Request in writing, Empower will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may contact Empower by telephone to determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such distribution or Transfer will be determined as of the date that Empower receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•Total IRA account value = $100,000
•Covered Fund Value = $50,000 (50% of total account value)
•IRA account value held in other investments = $50,000 (50% of total account value)
•GAW = $2,500
•Total RMD attributable to the IRA = $3,000
•RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the Contractowner may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the Contractowner would need to take the remaining $500 RMD from the Contractowner’s other assets in the IRA.
RMD Numerical Example #2:
•Total IRA account value = $100,000
•Covered Fund Value = $50,000 (50% of total account value)
•IRA account value held in other investments = $50,000 (50% of total account value)
•GAW = $2,500
•Total RMD attributable to the IRA = $6,200
•RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
Under these circumstances, the Contractowner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Contractowner would need to withdraw the remaining $3,100 from other assets in the IRA.
You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Empower shall not be considered an Excess Withdrawal. However, in the event Empower sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Empower as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
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Death During the Withdrawal Phase
If the Contractowner Dies After the Initial Installment Date as a Sole Covered Person.
If the Contractowner dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining Contract Value shall be distributed in accordance with the Code and the terms of the Contract. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the Contractowner Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the Contractowner’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the Contractowner’s original election until his or her death, if permitted by the Code. Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the terms of the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum distribution or to roll over the Covered Fund Value to an IRA that offers an Empower approved GLWB feature, if available.
Any election made by the beneficiary or Covered Person is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Empower uses its own assets to pay Installments to the Contractowner. During the Withdrawal Phase, the GAWs are made from the Contract Value.
Installments continue for the life of the Contractowner (and the surviving Covered Person, if any) under the terms of the GLWB, but the Contractowner will have no other rights or benefits under the Contract with respect to the GLWB. The Contractowner may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected and cannot be changed during the Settlement Phase.
You will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if you had been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no payments will be made to the beneficiary.
Divorce Provisions Under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable DRO. A DRO is a domestic relations order that creates or recognizes the existence of a former Spouse’s right to receive all or a portion of the benefits payable with respect to a Contractowner. A DRO may also assign a former Spouse the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the DRO, the benefits of the GLWB will be altered to comply with the DRO. The former Spouse under the DRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the former Spouse are irrevocable. To the extent that a former Spouse becomes a Contractowner, he or she will be subject to all terms and conditions of the Contract and the Code.
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During the Accumulation Phase
Empower will make payments to the former Spouse and/or enter into a new Contract with the former Spouse named in a DRO approved during the Accumulation Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
A former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base equal to the current Covered Fund Value on the date he or she enters into a new Contract. If a former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs in accordance with this Contract, the former Spouse will become the single Covered Person and will be subject to the Code. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
During the Withdrawal Phase
Empower will make payment to the former Spouse or enter into a new Contract with the former Spouse named in a DRO approved during the Withdrawal Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split.
The former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase that equals the Covered Fund Value on the date he or she enters into a new Contract. If the former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will become the single Covered Person, subject to the requirements of the Contract and the Code. The former Spouse cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the Contractowner cannot select a new joint Covered Person. If there is no DRO, the Contractowner will continue to receive the GAWs for his or her life but GAWs will not continue for the former Spouse’s life because the former Spouse will no longer qualify as a Covered Person.
The former Spouse may elect to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date he or she enters into a new Contract. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the former Spouse. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
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During the Settlement Phase
If a Request in connection with a DRO is approved during the Settlement Phase, Empower will divide the Installment pursuant to the terms of the DRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Contractowner elects to annuitize Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If you are entitled to a Distribution under the applicable terms and provisions of the Code, all of the Contract Value may be applied to an annuity payment option you select. Thereafter, the GLWB shall terminate. It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity starts, you can no longer take withdrawals from your GLWB Participant Contract Value.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Contract Value among the Variable Account or to other IRA investments by Request. Empower reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•the amounts being transferred;
•the other IRA investment that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make to other IRA investments each calendar year. However, Empower reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Empower will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Empower will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Contractowners in the underlying Covered Fund. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses because excessive trading may force the Covered Fund to trade shares of the underlying funds in which they invest more frequently, which would increase the Covered Fund’s acquired fund fees and expenses.
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We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Contractowners. As part of those procedures, the Covered Fund has instructed us to perform standardized trade monitoring and request reports of the Contractowner’s trading activity if prohibited trading is suspected. If a Contractowner’s trading activity is determined to constitute prohibited trading, as defined by the Covered Fund, Empower will notify the Contractowner that a trading restriction will be implemented if the Contractowner does not cease the prohibited trading.
If the Covered Fund determines, or we determine based on the Covered Fund’s definition of prohibited trading, that the Contractowner continues to engage in prohibited trading, we will restrict the Contractowner from making Transfers into the identified Covered Fund for the period of time specified by the Covered Fund. Restricted Contractowners will be permitted to make Transfers out of the Covered Fund. When the Covered Fund’s restriction period has been met, the Contractowner will automatically be allowed to resume Transfers into the identified Covered Fund.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Contractowners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Contractowners whereby we permit prohibited trading.
The Covered Fund may have adopted its own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Covered Fund should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of the Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. Contractowners should also be aware that we are legally obligated to provide (at the Covered Fund’s request) information about each amount you cause to be deposited into the Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If the Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to the Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with the Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific Contractowners who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with the Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into the Covered Fund or directing any Transfers or other exchanges involving the Covered Fund. You should review and comply with the Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Contractowners engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Fund are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contractowner’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, the Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Fund and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Fund generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Fund’s ability to apply the frequent trading policies and procedures. As a result, there is a risk that the Covered Fund may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Fund will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Fund. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Fund.
Charges and Deductions
Your Contract may offer a grace period following the due date for remittance to Empower of payments for charges and deductions. During such grace period, if applicable, the Contract will remain in force. Consult your Contract for details regarding applicable grace periods. The Variable Asset Charge, if assessed, would be deducted from the Accumulation Unit value used to calculate the Contract Value.
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Variable Asset Charge
Currently, no Variable Asset Charge applies, but Empower reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average Contract Value to the Contract. The Variable Asset Charge compensates Empower for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the operation of the Net Investment Factor described in the section titled, Contract Value, above.
We may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of the Covered Fund Value. The Guarantee Benefit Fee compensates Empower for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 0.90% of Covered Fund Value.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your Contract Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Election Date. The Contract Maintenance Charge, if assessed, would be deducted by redeeming Accumulation Units.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Empower is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from Contract Values when the tax is due. We will give notice to all Contractowners prior to the imposition of any such deductions from the Contract Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Contractowner, the insurance tax laws, and the status of Empower in these states when the Premium Taxes are incurred.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Fund(s)
The net asset value of the Covered Fund reflects the deduction of the Covered Fund’s fees and deductions, which are described in the prospectus for the Covered Fund. You bear these costs indirectly when you allocate to the Variable Account. In addition, the Covered Fund may impose special transaction fees, such as redemption fees, based on Contractowner activity. If the Covered Fund imposes such a fee, that fee will be deducted from the Contract Value.
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Managed Account Service and Other Financial Adviser Fees
If you are enrolled in the managed account service offered by an affiliate of Empower, a charge will be deducted pro-rata across your selected investment options, including from this Contract. This charge will reduce your Covered Fund Value, but will not reduce your GLWB Benefit Base. The charge will be deducted quarterly.
If you have elected to use an investment adviser or consultant other than the affiliated managed account service and want to pay their fees from this Contract, you can submit a written request to our service center on a form satisfactory to us. If we approve your request, we will withdraw the amount of the charge and pay it to you. We do not make payments to third parties. We treat this fee payment as an Excess Withdrawal, which means it will reduce your Covered Fund Value dollar-for-dollar. It will also reduce your GLWB Benefit Base, which could be greater than the amount withdrawn as set forth in the Numerical Example immediately above, and this could be significant. In addition, this withdrawal may be subject to federal and state income taxes, and a 10% additional federal tax if you are under age 59 1∕2 may apply.
The amount of the Managed Account Service would be deducted pro-rata from your selected investment options, including from this Contract on a quarterly basis. Any third-party advisory fee would be deducted pro-rata at a frequency you select – monthly, quarterly, semi-annually or annually. Should you wish to discontinue these automatic withdrawals to pay the third-party advisory fees, you must submit a request to our service center and we will discontinue the withdrawals.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract.
Empower is not an investment adviser and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Custodian or Trustee Service Charges and Fees
The custodian or trustee of the IRA may separately assess charges and fees as part of the services related to offering the IRA. If applicable, those charges and fees are deducted from assets in the IRA, which may include your Contract Value. Charges and fees for these services are described in the agreement between the IRA Owner and the trustee or custodian.
Annuity Payment Options
You are not required to annuitize this Contract. You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. There is no maximum age at which you may elect to annuitize.
It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity payments start, you can no longer take withdrawals from the Participant Account Value.
You can choose from the annuity payment options described below and any other annuity payment options which Empower may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the Contract Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your Contract Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Contract
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Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Contract Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Other annuity payment options acceptable to Empower may be offered. Please contact your Empower Financial Services representative to determine the annuity payment options available under your Contract.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular Contractowner. It does not address the consequences, if any, of holding a Contract or GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. You should consult your own tax advisor regarding the potential tax implications of purchasing a Contract or GLWB in light of your particular circumstances.
In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your Contractowner Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
IRAs
This Contract may be held by a traditional IRA, as defined in Section 408(a) of the Code, or a Roth IRA, as defined in Section 408A of the Code. IRAs permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includable in the individual’s gross income for the year. The contributions to a traditional IRA may be deductible in whole or in part, depending on the individual’s income. Certain distributions from retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. No attempt is made here to provide more than general information about the use of the Contract in connection with an IRA.
Distributions under the Contract may be paid to the IRA, if permitted under the terms of the IRA, or directly to you. Distributions paid to the IRA are not in and of themselves taxable. In the case of distributions from an IRA to you, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis (if any) to your total accrued benefit under the IRA. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from IRAs. To the extent amounts are not includable in gross income because they have been properly rolled over to another IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which you reach age 59 1∕2; (b) distributions following your death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint
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life expectancies) of your and an eligible designated beneficiary; and (d) certain other distributions specified in the Code. For more details regarding this penalty tax and other exemptions, including those related to COVID-19, that may be applicable, consult a competent tax advisor.
Generally, distributions from a traditional IRA must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949). Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her eligible designated beneficiary. Distribution requirements also apply to both traditional and Roth IRAs upon the death of the IRA Owner. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed. Distributions from IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status.
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover of a distribution from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct transfers from one IRA to another or conversions from a traditional to a Roth IRA.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.
GLWB
If your Spouse is a joint Covered Person, your Spouse must be the sole beneficiary under the Contract.
Traditional IRAs are subject to RMD rules; if you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. Withdrawals during the Withdrawal Phase from your Covered Fund Value taken to meet RMD requirements, in the proportion of your Covered Fund Value to your overall IRA balance (and not taking into account any other IRAs you own), will be deemed to be within the contract limits for your Contract and will not be treated as Excess Withdrawals. The RMD shall not exceed the RMD amount calculated under the Code and regulations issued thereunder as in effect on the Election Date. In the event of a dispute about the RMD amount, our determination will govern.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek Tax Advice. The above description of federal income tax consequences of IRAs is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor with regard to the suitability of a Contract as an IRA.
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SECURE Act
In December 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) was passed. The SECURE Act made significant changes to laws governing individual retirement accounts, individual retirement annuities, and employer sponsored retirement plans as discussed below. Many provisions are already in effect.
Increase in RMD Age. For individuals who attain age 70 1∕2 after 2019 (i.e., were born on or after July 1, 1949), the age at which you must have begun taking Required Minimum Distributions was increased to 72. See SECURE 2.0 Act of 2022, below for further changes.
Changes to Timing of Death Benefit Distributions. Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. EDBs include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.
SECURE 2.0 Act of 2022. The SECURE 2.0 Act of 2022 provided additional enhancements. After December 29, 2022, where applicable, the following provisions apply:
•for 401(k), 403(b), and governmental 457(b) plans, if the plan is so amended, employees are permitted to self-certify that they had an event that constitutes a hardship or an unforeseeable emergency for purposes of taking a hardship withdrawal.
•a distribution made to a participant who has been certified to be terminally ill (expected to die within 84 months) shall be exempt from the 10% early withdrawal penalty.
•allows defined contribution plans the option to provide participants to receive employer-matching contributions on a Roth basis.
•removes the required minimum distribution barriers for life annuities.
•increases the age for required minimum distributions in two phases:
•Age 73 – for individuals who attain age 72 after 2022, and age 73 before 2033.
•Age 75 – for individuals who attain age 74 after 2032.
The following provisions, where applicable, are effective for taxable years beginning after December 31 2023:
•Eliminates the pre-death RMD requirement for in-Plan Roth accounts.
•Allows a surviving spouse to be treated as the deceased employee for RMD purposes.
• Emergency distributions – Allows one penalty-free withdrawal of up to $1,000 per year for “unforeseeable or immediate financial needs relating to personal or family emergency expenses.”
•Domestic abuse distributions - Permits certain penalty-free early withdrawals in the case of domestic abuse in an amount not to exceed the lesser of $10,000 (indexed) or 50% of the value of the employee’s vested account under the plan.
•Increases involuntary cash-out limit from $5,000 to $7,000.
•Distributions from IRAs and Roth IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. Distributions from employer sponsored retirement plans are generally subject to mandatory withholding of 20%, even if you intend to roll the distribution over later. You can choose to have distributions transfer directly to another eligible plan or IRA, in which case no taxes are withheld.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
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Seek tax advice. The above description of federal income tax consequences of the different types of IRAs and retirement plans is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.
Voting Rights
To the extent required by applicable law, Empower will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the Covered Fund in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Empower determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
The number of votes that are available will be calculated separately for the Variable Account. That number will be determined by applying the Contractowner’s percentage interest, if any, in the Variable Account to the total number of votes attributable to that Variable Account. The Contractowner holds a voting interest in the Variable Account to which Contract Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Covered Fund.
Shares for which we do not receive timely instructions and shares we hold as to which Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•The SEC permits, by an order, the postponement for the protection of Contractowners;
•The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•When mandated under applicable law.
Distribution of the Contracts
Empower Financial Services is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Empower. Empower Financial Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Contract payable to Empower Financial Services agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to Empower Financial Services agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Empower and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Empower and its affiliates for providing administrative, marketing, and other support and services to the Covered Fund. Empower and its affiliates may pay a portion of the compensation received from Covered Fund to Empower Financial Services agents, independent registered insurance brokers, and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Contracts, Empower and/or its affiliates also pay Empower Financial Services agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by Empower Financial Services, including the Covered Fund under the Contract. Empower and/or its affiliates may sponsor various contests
35

and promotions subject to applicable FINRA regulations in which Empower Financial Services agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Empower and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, Empower Financial Services agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to Empower Financial Services agents may be based on certain performance measurements, including a percentage of the net amount invested in the Covered Fund through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an Empower Financial Services agent to recommend or sell the Contract instead of other products, which may not necessarily be to your benefit.
You should ask your Empower Financial Services agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
Rights Reserved by Empower
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Empower will obtain the applicable Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Empower will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Empower.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Empower informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Empower does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you make to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, Covered Persons, annuitants, beneficiaries, and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Empower Financial Services to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
36

Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Empower Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Empower Life & Annuity Insurance Company of New York, included in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
37

Appendix A – Covered Fund Available Under the Contract
The following is a list of the Covered Fund(s) currently available under the Contract. More information about the available Covered Fund is available in the prospectus for the Covered Fund, which may be amended from time to time and can be found online at https://www.empower.com/investments/empower-funds/fund-documents. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflect fees and expenses of the Covered Fund(s), but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Covered Fund is not necessarily an indication of future performance.
COVERED FUND TYPE	COVERED FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Balanced	Empower SecureFoundation® Balanced Fund – Investor Shares* Adviser: Empower Capital Management, LLC Sub-Adviser: N/A	0.60%	13.18%	7.61%	5.87%
* This Covered Fund’s Current Expense reflects temporary fee reduction.
A-1

You can find more detail pertaining to the Contract in the Statement of Additional Information (the “SAI”), dated May 1, 2024, which has been filed with the SEC. The SAI has been incorporated by reference as a matter of law into this Prospectus. The SAI may be obtained without charge by contacting the Company at its Administrative Office or by calling (866) 696-8232. You may also obtain copies of the Prospectus, material incorporated by reference and another information regarding the Company.
Reports and other information about the Separate Account and the Contract are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment, of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C0001639553.
2

VARIABLE ANNUITY-8 SERIES ACCOUNT
EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
issued by
Empower Life & Annuity Insurance Company of New York
370 Lexington Avenue, Suite 703
New York, New York 10017
Telephone: (800) 537-2033
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2024, which is available without charge by contacting the Retirement Service Center at P.O. Box 173764, Denver, Colorado 80217-3764, or at (866) 317-6586.
The date of this Statement of Additional Information is
May 1, 2024
i

ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Empower Life & Annuity Insurance Company of New York (the “Company”) (formerly known as Great-West Life & Annuity Insurance Company of New York, First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAICA”), a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. EAICA is a wholly-owned subsidiary of Empower Holdings, LLC (“Empower Holdings”), a Delaware limited liability company. Empower Holdings, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower  under substantially all of its non-participating individual life insurance and annuity business and group life and health business. The Contract was not impacted by the transaction.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A. Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
1

B. Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Variable Annuity-8 Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Empower Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
 Independent Auditor
The statutory-basis financial statements of Empower Life & Annuity Insurance Company of New York, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
C. Principal Underwriter
The offering of the Contracts is made on a continuous basis by Empower Financial Services, Inc. (“Empower Financial Services”), a wholly owned subsidiary of the Company. Empower Financial Services is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 85.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.
2

AUDITED FINANCIAL REPORT

Empower Life & Annuity Insurance Company of New York, (A wholly-owned subsidiary of Empower Annuity Insurance Company of America)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2023 and 2022 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of Three Years in the Period Ended December 31, 2023 and Independent Auditor’s Report

2

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com
INDEPENDENT AUDITOR’S REPORT To the Board of Directors and Stockholder of Empower Life & Annuity Insurance Company of New York New York, New York

Opinions

We have audited the statutory-basis financial statements of Empower Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Empower Annuity Insurance Company of America), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

3

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

4

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

April 4, 2024

5

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Admitted assets:

Cash and invested assets:

Bonds	$5,334,256	$5,115,200

Mortgage loans (net of allowances of $3,890 and $70)	589,582	646,014

Contract loans	17,006	16,213

Cash, cash equivalents and short-term investments	316,242	438,311

Securities lending collateral assets	14,781	32,966

Other invested assets	31,379	38,821

Total cash and invested assets	6,303,246	6,287,525

Investment income due and accrued	48,354	42,772

Premiums deferred and uncollected	321	329

Reinsurance recoverable	5,535	55,250

Funds held or deposited with reinsured companies	145,756	178,242

Deferred income taxes	9,917	9,157

Due from affiliates	13,184	76

Other assets	155,166	84,443

Assets from separate accounts	513,951	529,801

Total admitted assets	$7,195,430	$7,187,595

See notes to statutory financial statements.	Continued

6

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Liabilities, capital and surplus:

Liabilities:

Reserves for life insurance and annuities	$4,333,626	$4,680,436

Liability for deposit-type contracts	1,886,319	1,495,639

Provision for policyholders’ dividends	1,500	1,400

Asset valuation reserve	28,506	22,011

Interest maintenance reserve	—	7,252

Due to parent and affiliates	650	10,772

Payable for securities lending collateral	14,781	32,966

Current federal income taxes payable to affiliate	4,484	1,110

Other liabilities	48,384	88,446

Liabilities from separate accounts	513,951	529,801

Total liabilities	6,832,201	6,869,833

Contingencies (See Note 14)

Capital and surplus:

Common stock, $1,000 par value; 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500

Gross paid in and contributed surplus	442,477	441,477

Unassigned deficit	(81,748)	(126,215)

Total capital and surplus	363,229	317,762

Total liabilities, capital and surplus	$7,195,430	$7,187,595

See notes to statutory financial statements.	Concluded

7

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021

Income:

Premium income and annuity consideration	$556,439	$3,378,118	$524,091

Net investment income	227,015	158,054	67,751

Amortization of interest maintenance reserve	(5,094)	7,512	9,474

Commission and expense allowances on reinsurance ceded	4,312	4,340	4,683

Other income	20,449	21,306	23,129

Total income	803,121	3,569,330	629,128

Expenses:

Death benefits	3,929	4,871	5,711

Annuity benefits	26,179	14,049	15,269

Surrender benefits	1,343,843	1,437,348	1,556,963

(Decrease) increase in reserves for life insurance and annuities	(346,550)	2,708,702	(193,158)

Other benefits	19,742	12,299	11,410

Total benefits	1,047,143	4,177,269	1,396,195

Commissions	2,175	107,003	2,347

Other insurance expenses	31,317	25,885	28,525

Net transfers from separate accounts	(345,198)	(644,472)	(801,825)

Interest maintenance reserve reinsurance activity	405	(48,006)	(11,174)

Total benefits and expenses	735,842	3,617,679	614,068

Net gain (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	67,279	(48,349)	15,060

Dividends to policyholders	1,493	1,405	1,026

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	65,786	(49,754)	14,034

Federal income tax expense (benefit)	14,787	2,619	(210)

Net gain (loss) from operations before net realized capital gains (losses)	50,999	(52,373)	14,244

Net realized capital (losses) gains, less tax (benefits) expenses of ($110), $(5), and $12, and transfers to interest maintenance reserve	(414)	(18)	45

Net income (loss)	$50,585	$(52,391)	$14,289

See notes to statutory financial statements.

8

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Capital and surplus, beginning of year	$317,762	$193,253	$189,331

Net income (loss)	50,585	(52,391)	14,289

Change in net unrealized losses, net of income taxes	(2,510)	(935)	(1,024)

Change in net deferred income taxes	(3,163)	26,883	(3,609)

Change in non-admitted assets	8,704	(24,061)	(147)

Change in asset valuation reserve	(6,495)	(10,779)	(2,994)

Surplus paid in	1,000	188,463	—

Change in surplus as a result of reinsurance	(2,654)	(2,639)	(2,639)

Changes in capital and surplus as a result of separate accounts	—	(32)	46

Net change in capital and surplus for the year	45,467	124,509	3,922

Capital and surplus, end of year	$363,229	$317,762	$193,253

See notes to statutory financial statements.

9

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021

Operating activities:

Premium income	$555,768	$605,858	$523,489

Investment income received, net of investment expenses paid	231,471	160,202	80,931

Other miscellaneous income received	104,581	266,966	37,954

Benefit and loss related payments	(1,372,446)	(1,429,122)	(1,592,719)

Net transfers from separate accounts	345,202	644,480	801,825

Commissions, other expenses and taxes paid	(24,981)	(154,056)	(31,292)

Dividends paid to policyholders	(1,393)	(1,405)	(1,426)

Federal income taxes (paid) received, net	(7,576)	4,020	(1,498)

Net cash (used in) provided by operating activities	(169,374)	96,943	(182,736)

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	679,398	746,097	337,264

Stocks	—	—	828

Mortgage loans	66,673	45,275	43,027

Other	1,015	941	4,589

Cost of investments acquired:

Bonds	(919,061)	(1,099,856)	(1,254,518)

Mortgage loans	(15,000)	(37,975)	(22,000)

Other	(1,505)	(1,015)	—

Net change in contract loans	(202)	(365)	307

Net cash used in investing activities	$(188,682)	$(346,898)	$(890,503)

See notes to statutory financial statements.	Continued

10

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021

Financing and miscellaneous activities:

Capital and paid in surplus	$1,000	$188,463	$—

Deposit-type contract deposits, net of withdrawals	370,993	358,422	674,897

Other	(136,006)	12,716	10,783

Net cash provided by financing and miscellaneous activities	235,987	559,601	685,680

Net (decrease) increase in cash, cash equivalents and short-term investments	(122,069)	309,646	(387,559)

Cash, cash equivalents and short-term investments:

Beginning of year	438,311	128,665	516,224

End of year	$316,242	$438,311	$128,665

The Statutory Statement of Cash Flows excludes the following non-cash transactions;

	Year Ended December 31,
	2023	2022	2021

Transfer of assets and liabilities under reinsurance agreement(1)	$—	$2,501,580	$—

(1) Above amounts reflect reinsurance agreement entered into with Prudential in 2022. See Note 7 for additional details

See notes to statutory financial statements.	Concluded

11

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

1. Organization and Significant Accounting Policies

Empower Life & Annuity Insurance Company of New York, (the “Company”), is a wholly-owned subsidiary of Empower Annuity Insurance Company of America, (“EAICA”). EAICA is a direct wholly-owned subsidiary of Empower Holdings, Inc., (“EHI”) a holding company. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York State Department of Financial Services (the “Department”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the State of New York and Illinois. Effective December 2020, the Company is authorized as an accredited reinsurer in Massachusetts. Effective October 2022, the Company is also authorized as an accredited reinsurer in New Jersey.

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Great-West Life & Annuity Insurance Company changed its legal name to Empower Life & Annuity Insurance Company of New York.

Effective April 1, 2022, the Company completed the acquisition, via indemnity reinsurance (“the Prudential transaction”), of the retirement services business of Prudential Insurance Company of America (“PICA”). The Company has now assumed the economics and risks associated with the reinsured business for which the Company paid a $105 million reinsurance ceding commission. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 7 for further discussion of the Prudential transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of New York Superintendent of Financial Services.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department. The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically, for New York domiciled companies, the amount of ceded reserves are limited to the amount of direct reserves while NAIC SAP does not have this specific requirement.

12

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

A reconciliation of the Company’s capital and surplus and statutory net income between NAIC SAP and practices prescribed and permitted by the Department, and the resulting tax impacts, are shown below.

	Statutory Capital and Surplus		Statutory Net (Loss) Income
	December 31,		Year ended December 31,
	2023	2022	2023	2022	2021
New York prescribed basis	$363,229	$317,762	$50,585	$(52,391)	$14,289

State prescribed practices, ceded reserves
Ceded reserves	—	—	—	—	(1,061)
Current income taxes on ceded reserves	—	—	—	—	344
Deferred taxes	—	—	—	—	223
Reduction to non-admit deferred taxes	—	—	—	—	(156)

NAIC SAP basis	$363,229	$317,762	$50,585	$(52,391)	$13,639

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Perpetual preferred stock is recorded at fair value not to exceed the currently effective call price. Under GAAP, perpetual preferred stock is recorded at fair value.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of adjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment

13

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

14

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the time-frame for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

15

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Perpetual preferred stocks are carried at fair value not to exceed the currently effective call price.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

•

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

•

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

•

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

•

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

16

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral.

•	Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is unrated or has a NAIC designation of three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

•	Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

17

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

The fair value of certain investments in the separate accounts are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated

18

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of cross-currency swaps. The Company uses these derivative instruments to manage foreign currency exchange rate risk associated with its invested assets. Derivative instruments are not used for speculative reasons. The Company’s derivatives are cleared and settled through a bilateral contract between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Cash collateral pledged by the Company is included in other assets.

Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of aggregate write-ins for miscellaneous income.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for

19

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

20

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is calculated using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

21

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

2. Recently Adopted Accounting Pronouncements

In 2023, the Statutory Accounting Principles Working Group (“SAPWG”) adopted as final, a new concept Issue Paper No. 167 - Derivatives and Hedging. This issued paper details the historical actions of the authoritative guidance resulting in new SAP concepts within SSAP No. 86 - Derivatives related to a) hedge documentation and initial assessment efficiencies, b) hedge effectiveness and measurement methods for excluded components and c) portfolio layer method and partial term hedging. As the statutory accounting guidance has already been adopted, the issue paper adoption is for historical documentation and does not change authoritative guidance. The adoption of this concept in March 2023 did not have a material effect on the Company’s financial statements.

In 2023, the SAPWG adopted as final, a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of adjusted capital and surplus. It will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted (e.g., nullified earlier or extended). The Company adopted this guidance in August 2023 and the admitted net negative (disallowed) IMR is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In 2023, the SAPWG adopted as final, a new concept 2019-21 Bond Definition. This adoption revises SSAP No. 26R - Bonds and SSAP No. 43R - Loan-Backed and Structured Securities for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. This concept was adopted in August 2023 with a January 1, 2025 effective date. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2023, the SAPWG adopted as final, a new concept 2023-17: Short-Term Investments under SSAP No. 2R - Cash, Cash Equivalents, Drafts, and Short-Term investments. This issue paper further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all Schedule BA: Other Long-Term Investments and mortgage loans. The Company adopted this concept in December 2023 with a January 1, 2025 effective date, to coincide with the bond project noted above. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt elements from Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities for determining hedge effectiveness. The revisions also incorporate statutory-specific measurement methods for excluded components in hedging instruments. These revisions were adopted with an effective date of January 1, 2023. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer to include guidance for the portfolio layer method and partial-term hedges. These revisions were adopted with an effective date of January 1, 2023. The adoption of this standard did not have a material effect on the Company’s financial statements.

22

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, distribution and administrative services, and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

The following table summarizes amounts due from affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

Empower Financial Services, Inc.(1)	On account	On demand	$420	$505

Empower Retirement LLC (1)	On account	On demand	—	4,571

EAICA	On account	On demand	12,764	—

Total			$13,184	$5,076	(2)

(1) A wholly-owned subsidiary of EAICA.

(2) In the year ending December 31, 2022, this amount differs from the Due from parent and affiliates balance as presented on the Statement of Admitted Assets, Liabilities, Capital and Surplus because of a $5 million contribution by EAICA that was not admitted. It was funded after year-end and did not have DOI approval prior to the end of the year.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

EAICA	On account	On demand	$—	$15,772	(4)

Empower Retirement(3)	On account	On demand	650	—

Total			$650	$15,772

(3) A wholly-owned subsidiary of EAICA

(4) In the year ending December 31, 2022, this amount differs from the Due to parent and affiliates balance as presented on the Statements of Admitted Assets, Liabilities, Capital and Surplus due to $5 million that is offset against a due from EAICA receivable.

The Company had $4,484 of current federal income taxes payable at December 31, 2023. This amount was due to Lifeco U.S. relating to its consolidated tax return. The Company had $1,110 of current federal income taxes payable at December 31, 2022. This amount was due to Lifeco U.S. relating to its consolidated tax return.

The Prudential transaction resulted in an additional amount of $18,614 for the period ended December 31, 2022, which was determined to be owed from the Company to EAICA and is related to reinsurance trust activity associated with PICA. This amount was included within the other liabilities in the Statements of Admitted Assets, Liabilities, Capital and Surplus at December 31, 2022. It is included in due from affiliates at December 31, 2023.

The Company and EAICA have an agreement whereby EAICA has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

23

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2023
Bonds:	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$257,715	$1,699	$493	$258,921

All other governments	12,000	—	2,786	9,214

U.S. states, territories and possessions	2,077	43	—	2,120

Political subdivisions of states and territories	7,782	184	194	7,772

Special revenue and special assessments	20,076	110	1,216	18,970

Industrial and miscellaneous	4,096,657	16,252	325,962	3,786,947

Loan-backed and structured securities	937,949	3,225	49,031	892,143

Total bonds	$5,334,256	$21,513	$379,682	$4,976,087

	December 31, 2022
Bonds:	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$50,796	$10	$668	$50,138

All other governments	12,000	—	3,157	8,843

U.S. states, territories and possessions	2,829	70	—	2,899

Political subdivisions of states and territories	7,740	—	290	7,450

Special revenue and special assessments	15,431	23	1,302	14,152

Industrial and miscellaneous	4,066,996	2,540	456,911	3,612,625

Hybrid securities	82,785	—	5,426	77,359

Loan-backed and structured securities	876,623	119	71,247	805,495

Total bonds	$5,115,200	$2,762	$539,001	$4,578,961

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2023
	Book/adjusted carrying value	Fair value

Due in one year or less	$349,526	$344,607

Due after one year through five years	2,442,194	2,366,692

Due after five years through ten years	1,329,622	1,187,379

Due after ten years	360,631	270,932

Loan-backed and structured securities	937,949	892,143

Total bonds	$5,419,922	$5,061,753

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

24

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes information regarding the sales of securities:

	December 31,
	2023	2022

Consideration from sales	$416,690	$556,173

Gross realized gains from sales	545	1,901

Gross realized losses from sales	17,407	13,228

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2023
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$—	$—	$50,298	$493	$50,298	$493

All other governments	—	—	9,213	2,787	9,213	2,787

Political subdivisions of states and territories	—	—	1,534	194	1,534	194

Special revenue and special assessments	—	—	8,810	1,029	8,810	1,029

Industrial and miscellaneous	112,055	508	2,895,123	341,800	3,007,178	342,308

Loan-backed and structured securities	40,686	336	649,027	48,882	689,713	49,218

Total bonds	$152,741	$844	$3,614,005	$395,185	$3,766,746	$396,029

Total number of securities in an unrealized loss position		21		842		863

	December 31, 2022
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$49,872	$668	$—	$—	$49,872	$668

All other governments	8,843	3,157	—	—	8,843	3,157

Political subdivisions of states and territories	7,451	290	—	—	7,451	290

Special revenue and special assessments	4,813	132	6,834	1,170	11,647	1,302

Industrial and miscellaneous	2,463,198	239,279	954,043	240,899	3,417,241	480,178

Hybrid securities	77,360	5,426	—	—	77,360	5,426

Loan-backed and structured securities	647,640	41,457	151,152	29,790	798,792	71,247

Total bonds	$3,259,177	$290,409	$1,112,029	$271,859	$4,371,206	$562,268

Total number of securities in an unrealized loss position		710		326		1,036

Bonds - Total unrealized losses decreased by ($166,239), or (30%), from December 31, 2022 to December 31, 2023. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower interest rates at December 31, 2023 compared to December 31, 2022.

25

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Total unrealized losses greater than twelve months increased by $123,326 from December 31, 2022 to December 31, 2023. Industrial and miscellaneous securities account for 86%, or $341,800, of the unrealized losses greater than twelve months at December 31, 2023. These securities continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 15% and 14% of total invested assets at December 31, 2023 and 2022, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $48 and $0 for years ended December 31, 2023 and 2022, respectively. The Company was not required to pledge collateral related to these derivatives as of December 31, 2023 or December 31, 2022. If the credit-risk-related contingent features were triggered on December 31, 2023, the fair value of the assets that could be required to settle the derivatives in a net liability position was $48.

At December 31, 2023 and 2022, other counterparties had pledged $19,100 and $29,470 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

Types of derivative instruments and derivative strategies

Foreign currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges.

The following tables summarize derivative financial instruments:

	December 31, 2023
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Cross-currency swaps	$193,208	$15,486	$19,138

Total cash flow hedges	$193,208	$15,486	$19,138

(1) The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

26

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	December 31, 2022
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Cross-currency swaps	$200,450	$22,272	$29,515

Total cash flow hedges	$200,450	$22,272	$29,515

(1) The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Securities lending

Securities with a cost or amortized cost of $90,489 and $35,241, and estimated fair values of $90,315 and $31,714 were on loan under the program at December 31, 2023 and 2022, respectively.

The following table summarizes the securities on loan by category:

	December 31,		December 31,
	2023		2022
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

U.S. government	$75,464	$76,104	$—	$—

Industrial and miscellaneous	15,025	14,211	35,241	31,714

Total	$90,489	$90,315	$35,241	$31,714

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $14,781 and $32,966, and securities of $78,237 and $0 as collateral related to the securities lending program at December 31, 2023 and 2022, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Restricted assets

At December 31, 2023 and 2022, the Company had investments with a book/adjusted carrying value of $1,567 and $1,625, respectively, on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements. Additionally, the Company held collateral under securities lending agreements in the amount of $14,781 and $32,966 as of December 31, 2023 and 2022, respectively. The total restricted assets amount represents less than 1% of both total assets and total admitted assets at December 31, 2023 and 2022.

27

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Net investment income

The following table summarizes net investment income:

	Year Ended December 31,
	2023	2022	2021

Bonds	$187,364	$133,375	$60,984

Mortgage loans	22,399	18,366	4,983

Derivative instruments	2,103	2,000	1,749

Other invested assets	376	449	476

Contract loans	508	447	473

Miscellaneous income	524	1,180	436

Cash, cash equivalents and short-term investments	17,592	5,485	227

Preferred stock	—	—	3

Gross investment income	230,866	161,302	69,331

Expenses	(3,851)	(3,248)	(1,580)

Net investment income	$227,015	$158,054	$67,751

The following table summarizes net realized capital (losses) gains on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2023	2022	2021

Net realized capital losses, before federal income tax	$(18,277)	$(14,582)	$(2,557)

Less: Federal income tax benefit	(3,838)	(3,062)	(537)

Net realized capital losses, before IMR transfer	(14,439)	(11,520)	(2,020)

Net realized capital losses transferred to IMR, net of federal income tax (benefit) of ($3,728), ($3,057) and ($549), respectively	(14,025)	(11,502)	(2,065)

Net realized capital (losses) gains, net of federal income tax (benefit) of ($110), ($5) and $12, respectively, and IMR transfer	$(414)	$(18)	$45

Interest maintenance reserve

The Company does not have any unamortized balances in IMR for allocated gains and losses from derivatives that were reported at fair value prior to the termination of the derivative. The Company’s net negative (disallowed) IMR in aggregate and allocated between the general account and insulated separate accounts is ($1,273) at December 31, 2023, all of which is admitted in the general account and is included in other invested assets. The calculated adjusted capital and surplus is $337,348 at December 31, 2023. The admitted net negative (disallowed) IMR, including amounts admitted in the general account and recognized as an asset in the separate accounts, represents 0.38% of adjusted capital and surplus. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

28

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2023	2022

Industrial and miscellaneous	79%	78%

	Concentration by industry
	December 31,
	2023	2022

Financial services	22%	22%

Utilities	10%	11%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $593,472 and $646,084, of which $500,455 and $556,624 were loan participation agreements as of December 31, 2023 and 2022, respectively. All mortgages were current as of December 31, 2023 and 2022.

The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2023 were 6.6% and 5.2%, respectively. The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2022 were 3.4% and 2.8%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 46.4% and 63.3% during 2023 and 2022, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2023 and 2022:

	December 31,
	2023	2022

Beginning balance	$70	$20

Additions charged to operations	3,820	50

Ending balance	$3,890	$70

29

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2023	2022

Industrial	37%	35%

Multi-family	32%	34%

Office	20%	18%

Other	4%	5%

Retail	4%	5%

Lodging	3%	3%

	100%	100%

	Concentration by geographic area

	December 31,

	2023	2022

Pacific	32%	32%

South Atlantic	22%	20%

Middle Atlantic	15%	16%

East North Central	8%	9%

Mountain	7%	7%

West South Central	6%	7%

East South Central	3%	3%

Other	7%	6%

	100%	100%

5. Fair Value Measurements

Fair Value Hierarchy

The following tables present the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

		Fair Value Measurements at Reporting Date
	December 31, 2023
Assets:	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Separate account assets (1)	$513,701	$250	$—	$—	$513,951

Total assets at fair value	$513,701	$250	$—	$—	$513,951

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:

Separate account liabilities (1)	$135	$—	$—	$—	$135

Total liabilities at fair value	$135	$—	$—	$—	$135

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

30

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	Fair Value Measurements at Reporting Date
	December 31, 2022
Assets:	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Separate account assets (1)	$528,786	$1,015	$—	$—	$529,801

Total assets at fair value	$528,786	$1,015	$—	$—	$529,801

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:

Separate account liabilities (1)	$754	$—	$—	$—	$754

Total liabilities at fair value	$754	$—	$—	$—	$754

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2023
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$4,976,087	$5,334,256	$—	$4,976,087	$—	$—	$4,976,087

Mortgage loans	551,563	589,582	—	551,563	—	—	551,563

Cash, cash equivalents and short-term investments	316,242	316,242	230,576	85,666	—	—	316,242

Contract loans	17,006	17,006	—	—	17,006	—	17,006

Other long term invested assets	9,121	12,072	—	9,121	—	—	9,121

Securities lending reinvested collateral assets	14,781	14,781	—	14,781	—	—	14,781

Collateral under derivative counterparty collateral agreements	19,100	19,100	19,100	—	—	—	19,100

Receivable for securities	3,783	3,782	—	3,783	—	—	3,783

Derivative instruments	19,186	15,525	—	19,186	—	—	19,186

Separate accounts assets	513,951	513,951	513,701	250	—	—	513,951

Total assets	$6,440,820	$6,836,297	$763,377	$5,660,437	$17,006	$—	$6,440,820

Liabilities:

Deposit-type contracts	$1,668,203	$1,886,319	$—	$1,668,203	$—	$—	$1,668,203

Payable under securities lending agreement	14,781	14,781	—	14,781	—	—	14,781

Collateral under derivative counterparty collateral agreements	19,100	19,100	19,100	—	—	—	19,100

Payable for securities	1,371	1,371	—	1,371	—	—	1,371
Derivative instruments	48	39	—	48	—	—	48
Separate account liabilities	135	135	135	—	—	—	135

Total liabilities	$1,703,638	$1,921,745	$19,235	$1,684,403	$—	$—	$1,703,638

31

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2022
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$4,578,961	$5,115,200	$—	$4,578,961	$—	$—	$4,578,961

Mortgage loans	593,246	646,014	—	593,246	—	—	593,246

Cash, cash equivalents and short-term investments	438,189	438,311	396,832	41,357	—	—	438,189

Contract loans	16,213	16,213	—	—	16,213	—	16,213

Other long term invested assets	9,787	13,255	—	9,787	—	—	9,787

Securities lending reinvested collateral assets	32,966	32,966	1,189	31,777	—	—	32,966

Collateral under derivative counterparty collateral agreements	29,470	29,470	29,470	—	—	—	29,470

Receivable for securities	3,294	3,294	—	3,294	—	—	3,294

Derivative instruments	29,070	22,272	—	29,070	—	—	29,070

Separate accounts assets	529,801	529,801	528,786	1,015	—	—	529,801

Total assets	$6,260,997	$6,846,796	$956,277	$5,288,507	$16,213	$—	$6,260,997

Liabilities:

Deposit-type contracts	$1,186,726	$1,495,639	$—	$1,186,726	$—	$—	$1,186,726

Payable under securities lending agreement	32,966	32,966	1,189	31,777	—	—	32,966

Collateral under derivative counterparty agreements	29,470	29,470	29,470	—	—	—	29,470

Payable for securities	2,388	2,388	—	2,388	—	—	2,388

Separate account liabilities	754	754	754	—	—	—	754

Total liabilities	$1,252,304	$1,561,217	$31,413	$1,220,891	$—	$—	$1,252,304

Bonds

The fair values for bonds are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

32

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6.  Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2023			December 31, 2022
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Due from parent and affiliates	$14,184	$1,000	$13,184	$5,076	$5,000	$76

Amounts recovered from reinsurers(1)	256	—	256	1,500	1,500	—

Premiums deferred and uncollected	343	22	321	339	10	329

Deferred income taxes	35,080	25,163	9,917	37,575	28,418	9,157

Other assets	155,314	148	155,166	84,553	110	84,443

(1) Included within reinsurance recoverable line item within the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

7.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2023, 2022 and 2021 for losses incurred, loss adjustment expenses incurred or premiums earned.

33

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On April 1, 2022 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of PICA. The Prudential transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	April 1,
2022

Admitted assets:

Cash and invested assets:

Bonds	$2,044

Mortgage loans	442

Cash, cash equivalents, and short-term investments	3

Total cash and invested assets	2,489

Investment income due and accrued	16

Reinsurance receivables	53

Other assets	3

Total admitted assets	$2,561

(In millions)

April 1,
2022

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$2,676

Interest maintenance reserve	(48)

Other liabilities	21

Total liabilities	2,649

Capital and surplus:

Unassigned deficit	(88)

Total capital and surplus	(88)

Total liabilities, capital and surplus	$2,561

34

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

(In millions)

Statutory Statements of Operations	April 1,
2022

Income:

Premium income and annuity consideration	$2,645

Total income	2,645

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	2,676

Total benefits	2,676

Commissions and expense allowances on reinsurance assumed	105

Interest maintenance reserve reinsurance activity	(48)

Total benefit and expenses	2,733

Net loss from operations before federal income taxes	$(88)

The Prudential transaction also included $799.9 million of separate account assets acquired under modified coinsurance. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

In the first quarter of 2022, the Company received a capital contribution from its parent, EAICA, of $108 million to finance the Prudential transaction, as discussed in Note 10.

8. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	0.50% to 6.00%

	- Annuity Funds	1.00% to 11.25%

	- Disability	4.00% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the 71 and 83a Individual Annuitant Mortality (“IAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), 2012 Individual Annuity Reserving table (“2012 IAR”), and the 1971 and 1983 Group Annuity Mortality (“GAM”) Table

Morbidity	- Disability	Various disability tables, primarily including 58 and 80 CSO, 64 CDT and 1970 Intercompany DISA.

The Company waives deduction of deferred fractional premium upon the death of the insured for all issues and returns any portion of the final premium beyond the date of death for 1980 and later issues of Canada Life of New York. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

35

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2023 and 2022, the Company had $117,089 and $380,345, respectively of insurance in force, before reinsurance ceded, for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department.

Tabular interest and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released and tabular interest on funds not involving life contingencies have been determined by formula.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2023
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	193,956	193,956	89.8%

Total with adjustment or at market value	—	193,956	193,956	89.8%

At book value without adjustment (minimal or no charge or adjustment)	3,999	—	3,999	1.8%

Not subject to discretionary withdrawal	18,137	—	18,137	8.4%

Total gross	22,136	193,956	216,092	100.0%

Reinsurance ceded	22,136	—	22,136

Total, net	$—	$193,956	$193,956

	December 31, 2022
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	190,525	190,525	87.8%

Total with adjustment or at market value	—	190,525	190,525	87.8%

At book value without adjustment (minimal or no charge or adjustment)	5,612	—	5,612	2.6%

Not subject to discretionary withdrawal	20,965	—	20,965	9.6%

Total gross	26,577	190,525	217,102	100.0%

Reinsurance ceded	26,577	—	26,577

Total, net	$—	$190,525	$190,525

36

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

2. Group Annuities

	December 31, 2023
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$4,109,772	$—	$4,109,772	92.2%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	236,981	236,981	5.3%

Total with adjustment or at market value	4,109,772	236,981	4,346,753	97.5%

At book value without adjustment (minimal or no charge or adjustment)	58,087	—	58,087	1.3%

Not subject to discretionary withdrawal	51,469	—	51,469	1.2%

Total gross	4,219,328	236,981	4,456,309	100.0%

Reinsurance ceded	7,492	—	7,492

Total, net	$4,211,836	$236,981	$4,448,817

	December 31, 2022
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$3,965,068	$—	$3,965,068	82.0%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	265,571	265,571	5.5%

Total with adjustment or at market value	3,965,068	265,571	4,230,639	87.5%

At book value without adjustment (minimal or no charge or adjustment)	549,787	—	549,787	11.4%

Not subject to discretionary withdrawal	53,812	—	53,812	1.1%

Total gross	4,568,667	265,571	4,834,238	100.0%

Reinsurance ceded	8,335	—	8,335

Total, net	$4,560,332	$265,571	$4,825,903

37

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

3. Deposit-type contracts

	December 31, 2023
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$1,862,985	$—	$1,862,985	98.7%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	—	—	—%

Total with adjustment or at market value	1,862,985	—	1,862,985	98.7%

At book value without adjustment (minimal or no charge or adjustment)	23,334	—	23,334	1.3%

Not subject to discretionary withdrawal	277	—	277	—%

Total gross	1,886,596	—	1,886,596	100.0%

Reinsurance ceded	277	—	277

Total, net	$1,886,319	$—	$1,886,319

	December 31, 2022
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$1,460,578	$—	$1,460,578	97.6%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	—	—	—%

Total with adjustment or at market value	1,460,578	—	1,460,578	97.6%

At book value without adjustment (minimal or no charge or adjustment)	35,061	—	35,061	2.4%

Not subject to discretionary withdrawal	354	—	354	—%

Total gross	1,495,993	—	1,495,993	100.0%

Reinsurance ceded	354	—	354

Total, net	$1,495,639	$—	$1,495,639

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2023	2022
General Account:
Annuities	$4,211,836	$4,560,332
Deposit-type contracts	1,886,319	1,495,639

Subtotal	6,098,155	6,055,971
Separate Account:
Annuities (excluding supplementary contracts)	430,937	456,097

Total	$6,529,092	$6,512,068

38

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2023
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Term policies with cash value	$—	$—	$—	$—	$—	$—

Universal life	555,048	612,326	620,126	—	—	—

Other permanent cash value life insurance	—	116,057	121,698	—	—	—

Variable universal life	1,200	1,929	1,957	82,709	82,709	82,709

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	7,733	N/A	N/A	—

Accidental death benefits	N/A	N/A	3	N/A	N/A	—

Disability - active lives	N/A	N/A	71	N/A	N/A	—

Disability - disabled lives	N/A	N/A	1,185	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	9,626	N/A	N/A	—

Total gross	556,248	730,312	762,399	82,709	82,709	82,709

Reinsurance ceded	556,248	622,247	641,563	82,709	82,709	82,709

Total, net	$—	$108,065	$120,836	$—	$—	$—

	December 31, 2022
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Term policies with cash value	$—	$86	$94	$—	$—	$—

Universal life	564,764	615,313	622,601	—	—	—

Other permanent cash value life insurance	—	113,701	119,506	—	—	—

Variable universal life	1,187	1,876	1,902	71,740	71,740	71,740

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	11,284	N/A	N/A	—

Accidental death benefits	N/A	N/A	3	N/A	N/A	—

Disability - active lives	N/A	N/A	118	N/A	N/A	—

Disability - disabled lives	N/A	N/A	1,195	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	55,120	N/A	N/A	—

Total gross	565,951	730,976	811,823	71,740	71,740	71,740

Reinsurance ceded	565,951	625,121	692,933	71,740	71,740	71,740

Total, net	$—	$105,855	$118,890	$—	$—	$—

39

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Life actuarial reserves at December 31, were as follows:

	2023	2022
General Account:
Life insurance	$112,623	$110,614
Accidental death benefits	3	3
Active lives	54	55
Disability - disabled lives	317	329
Miscellaneous reserves	7,839	7,889

Total	$120,836	$118,890

9. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product

All the products are classified as separate accounts for the statutory financial statements.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Empower Funds, Inc., and Putnam Funds, open-end management investment companies, which are related parties of the Company, and shares of other non-affiliated mutual funds.

All assets within each of the Company’s separate accounts are considered legally insulated from the general account at December 31, 2023. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2023 and 2022, the Company’s separate account assets that are legally insulated from the general account claims are $513,951 and $529,801, respectively.

As of December 31, 2023 and 2022, $276,665 and $262,265, respectively, were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2023 and 2022, $297,328 and $4,136,556, respectively, were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

As of December 31, 2023 and 2022, $11,634 and $427,298, respectively, were acquired under modified coinsurance from Prudential. While Prudential holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

All separate accounts are non-guaranteed separate accounts and include unit investment trusts, or series accounts that invest in diversified open-end management investment companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder.

40

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31,
	2023	2022

Premiums, considerations or deposits	$24,526	$31,383

Reserves:

For accounts with assets at:

Fair value	$513,646	$527,836

Total reserves	$513,646	$527,836

By withdrawal characteristics:

At fair value	$513,646	$527,836

Total subject to discretionary withdrawals	$513,646	$527,836

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2023	2022	2021

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$24,526	$31,383	$62,824

Transfers from separate accounts	(116,411)	(81,080)	(128,908)

Net transfers from separate accounts	(91,885)	(49,697)	(66,084)

Reconciling adjustments:

Net transfer of reserves to separate accounts	32,105	(598,159)	(735,741)

Reinsurance	(285,418)	3,384

Net transfers as reported in the Statements of Operations	$(345,198)	$(644,472)	$(801,825)

10. Capital and Surplus, Dividend Restrictions, and Other Matters

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,500 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company did not pay dividends during the years ended December 31, 2023, 2022 and 2021.

The maximum amount of dividends which can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent of Financial Services, is subject to restrictions relating to statutory surplus and statutory net gain from operations. The Company may pay up to $36,323 of dividends during the year ended December 31, 2023 without the approval of the Superintendent. Dividends are non-cumulative.

In the first quarter of 2022, the Company received a capital contribution of $108 million from EAICA. The proceeds were used to finance the Prudential transaction.

In the fourth quarter of 2022, the Company received a non-cash contribution of $76 million in investments and a cash commitment of $5 million from EAICA that was received in the first quarter of 2023.

41

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2023	2022

Unrealized gains	$(3,754)	$(1,244)

Non-admitted assets	(26,333)	(35,037)

Asset valuation reserve	(28,506)	(22,011)

Surplus as regards reinsurance	760	3,414

Separate accounts	184	184

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

11. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$37,500	$2,236	$39,736	$39,787	$365	$40,152	$(2,287)	$1,871	$(416)

Valuation allowance adjustment	—	(2,236)	(2,236)	—	—	—	—	(2,236)	(2,236)

Adjusted gross deferred tax asset	37,500	—	37,500	39,787	365	40,152	(2,287)	(365)	(2,652)

Deferred tax assets non-admitted	(25,163)	—	(25,163)	(28,053)	(365)	(28,418)	2,890	365	3,255

Net admitted deferred tax asset	12,337	—	12,337	11,734	—	11,734	603	—	603

Gross deferred tax liabilities	(2,420)	—	(2,420)	(2,577)	—	(2,577)	157	—	157

Net admitted deferred tax asset	$9,917	$—	$9,917	$9,157	$—	$9,157	$760	$—	$760

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	9,917	—	9,917	9,157	—	9,157	760	—	760

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	9,917	—	9,917	9,157	—	9,157	760	—	760

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	51,447	—	—	46,291	—	—	5,156

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	2,420	—	2,420	2,577	—	2,577	(157)	—	(157)

Total deferred tax assets admitted as a results of the application of SSAP No. 101	$12,337	$—	$12,337	$11,734	$—	$11,734	$604	$—	$604

42

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	900.84%	823.68%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$289,066	$308,605

The following table presents the impact of tax planning strategies:

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$37,500	$—	$39,787	$365	$(2,287)	$(365)

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$12,337	$—	$11,734	$—	$604	$—

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2023	2022	Change

Current income tax (benefit) expense	$14,788	$2,619	$12,169

Federal income tax (benefit) expense on net capital gains	(3,838)	(3,062)	(776)

Total	$10,950	$(443)	$11,392

43

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2023	2022	Change

Ordinary:

Reserves	$2,869	$3,065	$(196)

Provision for dividends	315	294	21

Compensation and benefit accrual	432	288	144

Receivables - non-admitted	31	2	29

Intangibles	30,286	34,584	(4,298)

Other	3,567	1,554	2,013

Total ordinary gross deferred tax assets	37,500	39,787	(2,287)

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	37,500	39,787	(2,287)

Non-admitted ordinary deferred tax assets	(25,163)	(28,053)	2,890

Admitted ordinary deferred tax assets	12,337	11,734	603

Capital:

Investments	—	365	(365)

Net capital loss carryforward	2,236	—	2,236

Total capital gross deferred tax assets	2,236	365	1,871

Valuation allowance adjustment	(2,236)	—	(2,236)

Total adjusted gross capital deferred tax assets	—	365	(365)

Non-admitted capital deferred tax assets	—	(365)	365

Admitted capital deferred tax assets	—	—	—

Total admitted deferred tax assets	$12,337	$11,734	$603

Deferred income tax liabilities:

Ordinary:

Investments	$(1,789)	$(1,759)	$(30)

Premium receivable	(67)	(69)	2

Policyholder Reserves	(241)	(372)	131

Other	(323)	(377)	54

Total ordinary deferred tax liabilities	(2,420)	(2,577)	157

Capital:

Investments	—	—	—

Total capital deferred tax liabilities	—	—	—

Total deferred tax liabilities	$(2,420)	$(2,577)	$157

Net admitted deferred income tax asset	$9,917	$9,157	$761

44

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2023	2022	Change

Total deferred income tax assets	$37,500	$40,152	$(2,652)

Total deferred income tax liabilities	(2,420)	(2,577)	157

Net deferred income tax asset	$35,080	$37,575

Tax effect of unrealized capital gains (losses)			(667)

Change in net deferred income tax			$(3,163)

	December 31,
	2022	2021	Change

Total deferred income tax assets	$40,152	$11,884	$28,268

Total deferred income tax liabilities	(2,577)	(1,443)	(1,134)

Net deferred income tax asset	$37,575	$10,441

Tax effect of unrealized capital gains (losses)			(251)

Change in net deferred income tax			$26,883

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2023	2022

Income tax (benefit) expense at statutory rate	$13,705	$(10,453)

Tax exempt income deduction	(8)	(8)

Dividends received deduction	(189)	(201)

Ceding Commission	(288)	(554)

Change in statutory valuation allowance adjustment	2,236	—

Tax (benefit) on capital gain/(loss)	(3,061)	(2,806)

Tax adjustment for IMR	1,155	(11,659)

Tax credits	(97)	(140)

Prior year adjustment	1,022	24

Tax effect of non-admitted assets	304	(1,278)

Other	(667)	(251)

Total	$14,112	$(27,326)

	2023	2022

Federal income taxes incurred	$10,950	$(443)

Change in net deferred income taxes	3,163	(26,883)

Total income taxes	$14,112	$(27,326)

45

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

As of December 31, 2023 the Company had no operating loss carryforward available for tax purposes. As of December 31, 2023, the Company utilized foreign tax credit carryforwards of $0.

As of December 31, 2023 the Company had $10,646 of capital loss carryforward available for tax purposes.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great West Lifeco US LLC

Empower Financial Services, Inc.

Empower Holdings, Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Empower Life & Annuity Insurance Company of New York

Putnam Investments LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investors Services, Inc.

PanAgora Holdings, Inc.

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Empower Advisory Group, LLC

Empower Trust Company, LLC

Empower Capital Management, LLC

Personal Capital Services Corporation

TBG Insurance Services Corporation

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Empower Annuity Insurance Company of America (“EAICA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA group accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a separate return basis as the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2023 or 2022. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2023 and 2022.

46

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2019 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2023 and 2022 was $2,236 and $0, respectively. The valuation allowance adjustment relates to Management’s uncertainty as to the Company’s ability to use the capital loss carryforwards, therefore, a valuation allowance has been recognized with respect to the Company’s capital loss carryforward DTA.

The Company does not have any foreign operations as of the periods ended December 31, 2023 and December 31, 2022 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group’s CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been NO material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

12. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual participating policies were 99%, 100% and 100% of total individual premiums earned during the years ended December 31, 2023, 2022 and 2021, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $1,393, $1,405 and $1,426 to its policyholders during the years ended December 31, 2023, 2022 and 2021 respectively.

13. Concentrations

No customer accounted for 10% or more of the Company’s revenues in 2023, 2022 or 2021. In addition, no segment of the Company’s business is dependent on a single customer or a few customers, the loss of which would have a significant effect on the Company or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents. New York State had concentrations of 96%, 98% and 96% for the years ended December 31, 2023, 2022 and 2021, respectively.

14. Commitments and Contingencies

Commitments

The Company makes commitments to fund mortgage loans and other investments in the normal course of its business. The timing of the funding of mortgage loans is based on the expiration date of the commitments. The amount of unfunded commitments at December 31, 2023 and 2022 was $0 and $30,500, respectively, all of which is due within one year.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters, should they occur, may result in a material impact on the Company’s financial position, results of operations, or cash flows.

On June 1, 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with that transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities. Although it is continuing to review the claims, the Company has established in the second quarter of 2023 a provision for $7,500 in other liabilities for the aggregate potential liability for the claims using available information.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or

47

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

15. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 4, 2024, the date on which they were issued.

48

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

49

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Investment income earned:

U.S. Government bonds	$3,117

Other bonds (unaffiliated)	184,247

Mortgage loans	22,399

Contract loans	508

Cash, cash equivalents and short-term investments	17,592

Derivative instruments	2,103

Other invested assets	376

Aggregate write-ins for investment income	524

Gross investment income	$230,866

Mortgage loans - Book value:

Commercial mortgages	$589,582

Mortgage loans by standing - Book value:

Good standing	$589,582

Other long-term invested assets - Statement value:	$12,072

Contract loans	$17,006

Bonds and short-term investments by maturity and designation:

Bonds by maturity - Statement value:

Due within one year or less	$450,531

Over 1 year through 5 years	2,981,180

Over 5 years through 10 years	1,599,730

Over 10 years through 20 years	239,979

Over 20 years	148,502

Total by maturity	$5,419,922

Bonds and short-term investments by designation - Statement value:

NAIC 1	$3,526,694

NAIC 2	1,855,228

NAIC 3	34,577

NAIC 4	3,423

Total by designation	$5,419,922

Total bonds publicly traded	$3,021,210

Total bonds privately placed	$2,398,712

Short-term investments - Book value	$74,417

Collar, swap and forward agreements open - Statement value	$15,486

(Continued)

50

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Cash on deposit	$14,337

Life insurance in force:

Ordinary	$88,126

Life insurance policies with disability provisions in-force:

Ordinary	$6,044

Supplementary contracts in-force:

Ordinary - involving life contingencies

Income payable	$—

Annuities:

Ordinary:

Immediate - amount of income payable	$—

Deferred - fully paid account balance	—

Deferred - not fully paid - account balance	—

Group:

Certificates - amount of income payable	$5,882

Certificates - fully paid account balance	—

Certificates - not fully paid - account balance	6,282,574

Accident and health insurance - equivalent premiums in-force:

Other	$—

Deposit funds and dividend accumulations:

Deposit funds - account balance	$—

Dividend accumulations - account balance	1,115

(Concluded)

51

ANNUAL STATEMENT FOR THE YEAR 2023 OF THE Empower Life & Annuity Insurance Company of New York

SUMMARY INVESTMENT SCHEDULE

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
					Securities
			Percentage		Lending		Percentage
			of		Reinvested	Total	of
			Column 1		Collateral	(Col. 3 + 4)	Column 5
	Investment Categories	Amount	Line 13	Amount	Amount	Amount	Line 13

1.	Long-Term Bonds (Schedule D, Part 1):

	1.01 U.S. governments	257,714,812	4.089	257,714,812		257,714,812	4.089

	1.02 All other governments	12,000,000	0.190	12,000,000		12,000,000	0.190

	1.03 U.S. states, territories and possessions, etc. guaranteed	2,077,456	0.033	2,077,456		2,077,456	0.033

	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	7,782,235	0.123	7,782,235		7,782,235	0.123

	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	65,771,170	1.043	65,771,170		65,771,170	1.043

	1.06 Industrial and miscellaneous	4,964,584,518	78.762	4,964,584,518		4,964,584,518	78.762

	1.07 Hybrid securities		0.000			0	0.000

	1.08 Parent, subsidiaries and affiliates		0.000			0	0.000

	1.09 SVO identified funds	0	0.000			0	0.000

	1.10 Unaffiliated bank loans	24,325,817	0.386	24,325,817		24,325,817	0.386

	1.11 Unaffiliated certificates of deposit	0	0.000			0	0.000

	1.12 Total long-term bonds	5,334,256,008	84.627	5,334,256,008	0	5,334,256,008	84.627

2.	Preferred stocks (Schedule D, Part 2, Section 1):

	2.01 Industrial and miscellaneous (Unaffiliated)		0.000			0	0.000

	2.02 Parent, subsidiaries and affiliates		0.000			0	0.000

	2.03 Total preferred stocks	0	0.000	0	0	0	0.000

3.	Common stocks (Schedule D, Part 2, Section 2):

	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)		0.000			0	0.000

	3.02 Industrial and miscellaneous Other (Unaffiliated)		0.000			0	0.000

	3.03 Parent, subsidiaries and affiliates Publicly traded		0.000			0	0.000

	3.04 Parent, subsidiaries and affiliates Other		0.000			0	0.000

	3.05 Mutual funds		0.000			0	0.000

	3.06 Unit investment trusts		0.000			0	0.000

	3.07 Closed-end funds		0.000			0	0.000

	3.08 Exchange traded funds		0.000			0	0.000

	3.09 Total common stocks	0	0.000	0	0	0	0.000

4.	Mortgage loans (Schedule B):

	4.01 Farm mortgages	0	0.000			0	0.000

	4.02 Residential mortgages	0	0.000			0	0.000

	4.03 Commercial mortgages	593,471,330	9.415	593,471,330		593,471,330	9.415

	4.04 Mezzanine real estate loans	0	0.000			0	0.000

	4.05 Total valuation allowance	(3,889,772)	(0.062)	(3,889,772)		(3,889,772)	(0.062)

	4.06 Total mortgage loans	589,581,558	9.354	589,581,558	0	589,581,558	9.354

5.	Real estate (Schedule A):

	5.01 Properties occupied by company		0.000	0		0	0.000

	5.02 Properties held for production of income		0.000	0		0	0.000

	5.03 Properties held for sale		0.000	0		0	0.000

	5.04 Total real estate	0	0.000	0	0	0	0.000

6.	Cash, cash equivalents and short-term investments:

	6.01 Cash (Schedule E, Part 1)	14,337,497	0.227	14,337,497		14,337,497	0.227

	6.02 Cash equivalents (Schedule E, Part 2)	227,487,290	3.609	227,487,290	14,781,153	242,268,443	3.844

	6.03 Short-term investments (Schedule DA)	74,416,938	1.181	74,416,938		74,416,938	1.181

	6.04 Total cash, cash equivalents and short-term investments	316,241,725	5.017	316,241,725	14,781,153	331,022,878	5.252

7.	Contract loans	17,006,268	0.270	17,006,268		17,006,268	0.270

8.	Derivatives (Schedule DB)	15,524,534	0.246	15,524,534		15,524,534	0.246

9.	Other invested assets (Schedule BA)	12,071,936	0.192	12,071,936		12,071,936	0.192

10.	Receivables for securities	3,783,207	0.060	3,783,207		3,783,207	0.060

11.	Securities Lending (Schedule DL, Part 1)	14,781,153	0.235	14,781,153	XXX	XXX	XXX

12.	Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000

13.	Total invested assets	6,303,246,389	100.000	6,303,246,389	14,781,153	6,303,246,389	100.000

SI01

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2023

(To Be Filed by April 1)

Of The Empower Life & Annuity Insurance Company of New York

ADDRESS (City, State and Zip Code) New York , NY 10017

NAIC Group Code 0769       NAIC Company Code 79359       Federal Employer’s Identification Number (FEIN)  13-2690792

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. $ 6,674,563,521

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets

2.01	MORGAN STANLEY FUNDS	Money Market Funds	$94,885,973	1.4%

2.02	GOLDMAN SACHS	Money Market Funds	$94,885,973	1.4%

2.03	MET LIFE GLOBAL FUNDING I	Bonds	$81,471,977	1.2%

2.04	VOLKSWAGEN GROUP AMERICA	Bonds	$56,470,843	0.8%

2.05	BNP PARIBAS	Bonds	$54,924,228	0.8%

2.06	THERMO FISHER SCIENTIFIC INC	Bonds	$52,348,707	0.8%

2.07	MITSUBISHI UFJ FINANCIAL GROUP	Bonds	$48,839,207	0.7%

2.08	BRISTOL MYERS SQUIBB CO	Bonds	$44,437,718	0.7%

2.09	Beacon Capital Partners	Mortgages	$40,676,497	0.6%

2.10	Heitman	Mortgages	$40,188,954	0.6%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds		1	2		Preferred Stocks		3	4

3.01	NAIC 1	$	3,526,694,432	52.8%	3.07	NAIC 1	$		0.0%

3.02	NAIC 2	$	1,855,227,820	27.8%	3.08	NAIC 2	$		0.0%

3.03	NAIC 3	$	34,576,488	0.5%	3.09	NAIC 3	$		0.0%

3.04	NAIC 4	$	3,423,306	0.1%	3.10	NAIC 4	$		0.0%

3.05	NAIC 5	$	0	0.0%	3.11	NAIC 5	$		0.0%

3.06	NAIC 6	$	0	0.0%	3.12	NAIC 6	$		0.0%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]

	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments		$701,122,279	10.5%

4.03	Foreign-currency-denominated investments		$158,085,908	2.4%

4.04	Insurance liabilities denominated in that same foreign currency	$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Life & Annuity Insurance Company of New York

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
			1	2

5.01	Countries designated NAIC-1	$	694,931,641	10.4%

5.02	Countries designated NAIC-2	$	6,190,638	0.1%

5.03	Countries designated NAIC-3 or below	$		0.0%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:
			1	2

	Countries designated NAIC - 1:

6.01	Country 1: United Kingdom	$	161,188,405	2.4%

6.02	Country 2: Australia	$	110,409,737	1.7%

	Countries designated NAIC - 2:

6.03	Country 1: Panama	$	6,190,638	0.1%

6.04	Country 2:	$		0.0%

	Countries designated NAIC - 3 or below:

6.05	Country 1:	$		0.0%

6.06	Country 2:	$		0.0%

7.	Aggregate unhedged foreign currency exposure		1	2

		$		0.0	%
8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1	2

8.01	Countries designated NAIC-1	$		0.0	%

8.02	Countries designated NAIC-2	$		0.0	%

8.03	Countries designated NAIC-3 or below	$		0.0	%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:		1	2

	Countries designated NAIC - 1:

9.01	Country 1:	$		0.0	%

9.02	Country 2:	$		0.0	%

	Countries designated NAIC - 2:

9.03	Country 1:	$		0.0	%

9.04	Country 2:	$		0.0	%

	Countries designated NAIC - 3 or below:

9.05	Country 1:	$		0.0	%

9.06	Country 2:	$		0.0	%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1		2	3	4
	Issuer		NAIC Designation

10.01	BNP PARIBAS	1		$54,924,228	0.8%
10.02	MITSUBISHI UFJ FINANCIAL GROUP	1		$48,839,207	0.7%
10.03	SMBC AVIATION CAPITAL LTD	2		$31,527,451	0.5%
10.04	SAFRAN SA	1		$24,386,038	0.4%
10.05	YARA INTERNATIONAL ASA	2		$23,119,969	0.3%
10.06	NTT FINANCE CORP	1		$14,880,022	0.2%
10.07	JOHNSON MATTHEY PLC	1		$12,072,121	0.2%
10.08	PARADIGM HOMES CHARITABLE HOUS	1		$10,208,211	0.2%
10.09	NXP BV/NXP FDG/NXP USA	2		$10,084,293	0.2%
10.10	RENESAS ELECTRONICS CORP	2		$10,006,679	0.1%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Life & Annuity Insurance Company of New York

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2

11.02	Total admitted assets held in Canadian investments	$		0.0%

11.03	Canadian-currency-denominated investments	$		0.0%

11.04	Canadian-denominated insurance liabilities	$		0.0%

11.05	Unhedged Canadian currency exposure	$		0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0%
	Largest three investments with contractual sales restrictions:

12.03		$		0.0%

12.04		$		0.0%

12.05		$		0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3

13.02		$		0.0%

13.03		$		0.0%

13.04		$		0.0%

13.05		$		0.0%

13.06		$		0.0%

13.07		$		0.0%

13.08		$		0.0%

13.09		$		0.0%

13.10		$		0.0%

13.11		$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Life & Annuity Insurance Company of New York

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3

14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$		0.0%
	Largest three investments held in nonaffiliated, privately placed equities:

14.03		$		0.0%

14.04		$		0.0%

14.05		$		0.0%

Ten largest fund managers:

	1 Fund Manager		2 Total Invested		3 Diversified		4 Nondiversified

14.06	MORGAN STANLEY FUNDS	$	94,885,973		$94,885,973	$

14.07	GOLDMAN SACHS	$	94,885,973		$94,885,973	$

14.08	DREYFUS GOVERNMENT CASH MGMT	$	17,903,826		$17,903,826	$

14.09	FIRST AMERICAN FUNDS	$	6,058,179		$6,058,179	$

14.10	WELLS FARGO ADVANTAGE FUNDS	$	2,504,234		$2,504,234	$

14.11		$	0	$		$

14.12		$	0	$		$

14.13		$	0	$		$

14.14		$	0	$		$

14.15		$	0	$		$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1		2	3

15.02	Aggregate statement value of investments held in general partnership interests	$		0.0	%
	Largest three investments in general partnership interests:

15.03		$		0.0	%

15.04		$		0.0	%

15.05		$		0.0	%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Life & Annuity Insurance Company of New York

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [ X ]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1		2		3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial		$40,676,497		0.6%
16.03	Commercial		$40,188,954		0.6%
16.04	Commercial		$33,149,994		0.5%
16.05	Commercial		$31,144,656		0.5%
16.06	Commercial		$26,551,300		0.4%
16.07	Commercial		$22,536,103		0.3%
16.08	Commercial		$22,502,471		0.3%
16.09	Commercial		$19,620,679		0.3%
16.10	Commercial		$17,064,654		0.3%
16.11	Commercial		$17,049,245		0.3%
Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
				Loans
16.12	Construction loans	$			0.0%
16.13	Mortgage loans over 90 days past due	$			0.0%
16.14	Mortgage loans in the process of foreclosure	$			0.0%
16.15	Mortgage loans foreclosed	$			0.0%
16.16	Restructured mortgage loans	$			0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential			Commercial			Agricultural
Loan to Value			1	2		3	4		5	6
17.01	above 95%	$		0.0%	$		0.0%	$		0.0%
17.02	91 to 95%	$		0.0%	$		0.0%	$		0.0%
17.03	81 to 90%	$		0.0%	$		0.0%	$		0.0%
17.04	71 to 80%	$		0.0%	$	14,589,804	0.2%	$		0.0%
17.05	below 70%	$		0.0%	$	574,991,753	8.6%	$		0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description
	1		2	3
18.02		$		0.0%
18.03		$		0.0%
18.04		$		0.0%
18.05		$		0.0%
18.06		$		0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1		2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$		0.0%
19.04		$		0.0%
19.05		$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Life & Annuity Insurance Company of New York

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

			At Year End						At End of Each Quarter
							1st Quarter		2nd Quarter		3rd Quarter
			1	2			3		4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$90,488,823	1.4	%		$46,692,217		$60,304,012		$15,025,417
20.02	Repurchase agreements	$		0.0	%	$		$		$
20.03	Reverse repurchase agreements	$		0.0	%	$		$		$
20.04	Dollar repurchase agreements	$		0.0	%	$		$		$
20.05	Dollar reverse repurchase agreements	$		0.0	%	$		$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

			Owned				Written
			1	2			3	4
21.01	Hedging	$		0.0	%	$		0.0	%
21.02	Income generation	$		0.0	%	$		0.0	%
21.03	Other	$		0.0	%	$		0.0	%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

				At Year End			At End of Each Quarter
						1st Quarter	2nd Quarter		3rd Quarter
			1	2		3	4		5
22.01	Hedging	$	2,249,133	0.0%	$	2,492,801	$2,490,222	$	2,315,497
22.02	Income generation	$	0	0.0%	$	0	$0	$	0
22.03	Replications	$	0	0.0%	$	0	$0	$	0
22.04	Other	$	0	0.0%	$	0	$0	$	0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

			At Year End				At End of Each Quarter
							1st Quarter		2nd Quarter		3rd Quarter
			1	2			3		4		5
23.01	Hedging	$	0	0.0	%		$0		$0	$	0
23.02	Income generation	$		0.0	%	$		$		$
23.03	Replications	$		0.0	%	$		$		$
23.04	Other	$		0.0	%	$		$		$

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

As of and for the Year Ended December 31, 2023

Empower Life & Annuity Insurance Company of New York

For the year ending December 31, 2023

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

59

Variable Annuity-8 Series Account

of Empower Life & Annuity

Insurance Company of New York

Annual Report

December 31, 2023

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2023

INVESTMENT DIVISION

EMPOWER SECUREFOUNDATION® BALANCED FUND

ASSETS:
Investments at fair value (1)	$1,164,563

Total assets	1,164,563

NET ASSETS	$1,164,563

NET ASSETS REPRESENTED BY:
Accumulation units	$1,164,563

ACCUMULATION UNITS OUTSTANDING	70,549

UNIT VALUE (ACCUMULATION)	$16.51

(1) Cost of investments:	$1,364,338
Shares of investments:	153,839

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2023

INVESTMENT DIVISION

EMPOWER SECUREFOUNDATION® BALANCED FUND

INVESTMENT INCOME:
Dividends	$52,710

NET INVESTMENT INCOME (LOSS)	52,710

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(92,376)
Realized gain distributions	30,731

Net realized gain (loss) on investments	(61,645)

Change in net unrealized appreciation (depreciation) on investments	168,196

Net realized and unrealized gain (loss) on investments	106,551

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$159,261

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2023 AND 2022

INVESTMENT DIVISION

	EMPOWER SECUREFOUNDATION® BALANCED FUND
	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$52,710	$45,180
Net realized gain (loss) on investments	(61,645)	64,165
Change in net unrealized appreciation (depreciation) on investments	168,196	(301,644)

Increase (decrease) in net assets resulting from operations	159,261	(192,299)

CONTRACT TRANSACTIONS:
Purchase payments	—	10,643
Transfers for contract benefits and terminations	(194,962)	(41,731)
Net transfers	(21,648)	98,916
Contract charges	(15,461)	(16,920)
Other, net	(10,228)	(9,533)

Increase (decrease) in net assets resulting from contract transactions	(242,299)	41,375

Total increase (decrease) in net assets	(83,038)	(150,924)

NET ASSETS:
Beginning of period	1,247,601	1,398,525

End of period	$1,164,563	$1,247,601

CHANGES IN UNITS OUTSTANDING:
Units issued	—	11,833
Units redeemed	(15,275)	(8,535)

Net increase (decrease)	(15,275)	3,298

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2023

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Empower Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of one investment division (Investment Division), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2023, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gains, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as ‘Realized gain distributions’ within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

Investment Division	Purchases	Sales
EMPOWER SECUREFOUNDATION® BALANCED FUND	$174,005	$332,863

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge is recorded as Contract charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00%. If applicable, this charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Empower Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Empower Capital Management, LLC (ECM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Empower Funds, Inc. to compensate ECM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 8, 2024. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISION	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
EMPOWER SECUREFOUNDATION® BALANCED FUND 2023	71	$16.51	to	$16.51	$1,165	4.42%	0.00%	to	0.00%	13.55%	to	13.55%
2022	86	$14.54	to	$14.54	$1,248	3.65%	0.00%	to	0.00%	(14.22)%	to	(14.22)%
2021	83	$16.95	to	$16.95	$1,399	4.89%	0.00%	to	0.00%	11.46%	to	11.46%
2020	52	$15.21	to	$15.21	$793	4.10%	0.00%	to	0.00%	14.26%	to	14.26%
2019	46	$13.31	to	$13.31	$619	3.85%	0.00%	to	0.00%	18.14%	to	18.14%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-8 Series Account of Empower Life & Annuity Insurance Company of New York and the Board of Directors of Empower Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Empower SecureFoundation® Balanced Fund, the investment division of Variable Annuity-8 Series Account of Empower Life & Annuity Insurance Company of New York (the “Series Account”) as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 8, 2024

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

PART C
OTHER INFORMATION
Item 27. Financial Statements and Exhibits
Financial Statements
(a)
The statutory statements of admitted assets, liabilities, capital and surplus of Empower Life &
Annuity Insurance Company of New York (the “Depositor”) as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2023, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.

(b)	Exhibits
(1)
Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed May 5, 2015 (File No. 333-203855).

	(2)	Not applicable.
(3)
Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015
(File No. 333-203855).

	(4)	Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333- 203855).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(6)	(a) The Charter of Depositor is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(6)	(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(7)	Not Applicable.
	(8)	(a)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15,
2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration
Statement filed on November 13, 2015 (File No. 333-203855).

(b)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated
July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4
Registration Statement filed on November 13, 2015 (File No. 333-203855).

	(9)	Not Applicable
	(10)	Not Applicable
	(11)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333- 203855).
	(12)	(a) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
	(12)	(b) Written Consents of Deloitte & Touche LLP are filed herewith.
	(13)	Not Applicable.
	(14)	Not Applicable.
	(15)	Powers of Attorney for the officers and directors listed in the Signatures section of this registration statement filing. Filed herewith.

Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(3)	Chairman of the Board
M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director
A.R. Desmarais	(3)	Director
S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	(1)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
R.H. Linton, Jr.	(1)	President & Chief Operating Officer
C. Moritz	(1)	President & Chief Executive Officer
E.F. Murphy III	(1)	President, Empower
C.E. Waddell	(1)	President, Empower Personal Wealth
J.F. Bevacqua	(1)	Chief Risk Officer
J.E. Brown	(1)	Senior Vice President & Chief Investment Officer
C. Dugan	(1)	Chief Actuary
K. Noble	(2)	General Counsel and Chief Legal Officer
D. Peterson	(1)	Chief Information Security Officer
K.S. Roe	(1)	Chief Financial Officer
K.I. Schindler	(2)	Chief Compliance Officer
T. Wilson	(1)	Senior Vice President and Chief Product Development Officer
W.J. McDermott	(1)	Senior Vice President Large/Mega/Not-for- Profit
D.A. Morrison	(1)	Senior Vice President, Government Markets
J.M. Smolen	(1)	Senior Vice President, Core and Institutional Markets
S. O’Leary	(1)	Corporate Treasurer
J. Nyhouse	(1)	Vice President, Internal Audit
F. Peurye	(1)	Vice President, Taxation
B. Hudson	(2)	Assistant Secretary
D.C. Larsen	(2)	Assistant Secretary
R.L. Logsdon	(2)	Deputy General Counsel & Corporate Secretary
J.D. Kreider	(1)	Senior Vice President & Head of Empower Investments
(1)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(2)
8525 East Orchard Road, Greenwood Village, Colorado 80111.

(3)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant (as of December 31, 2023
The Registrant is a separate account of Empower Life & Annuity Insurance Company of New York, a stock life insurance company incorporated under the laws of the State of New York (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2023
I
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
51.8413% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais
Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2023, 597,387,873
Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares
(PPS) carrying 10 votes per share; hence the total voting rights are 1,145,996,533.

Pansolo Holding Inc. owns directly and indirectly 46,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc.
to an aggregate percentage of voting rights of 594,099,152 or 51.8413% of the total voting rights attached to the shares of PCC.

II
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - Empower Holdings, Inc.
100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Empower Advisory Group, LLC
100.0% - Empower Financial Services, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC)
100.0% - Empower Retirement, LLC

100.0% - Empower Capital Management, LLC
100.0% - Empower Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Empower Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Annuity Insurance Company
99.0% - Comosa Reit, L.P.
100.0% - Comosa GP, LLC
1.0% - Comosa Reit, L.P.
100.0% - TBG Insurance Services Corporation
100.0% - MC Insurance Agency Services, LLC
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation)
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)
100.0% - Empower Services Holdings, LLC
100.0% - Empower Personal Wealth, LLC
100.0% - Personal Capital Services Corporation
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
100.0% - Empower Securities Holdings, LLC
100.0% - Empower Services Holdings US, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - PanAgora Asset Management GP, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, LLC

100.0% - 37 Capital Structured Credit General Partner, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, L.L.C.
100.0% - 37 Capital General Partner, LLC
100.0% - 37 Capital Private Mortgage II General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Japan Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
100.0% - Great-West Lifeco Finance 2019, LLC
100.0% - Great-West Lifeco Finance 2019 II, LLC
100.0% - GW Lifeco U.S. Finance 2020, LLC
100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% - Great-West Lifeco Finance 2017, LLC
99.0% - Great-West Lifeco U.S. Finance 2019 LP (1% owned by 2142540 Ontario Inc.)
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)

1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 14653998 Canada Inc.
100.0% - 15422922 Canada Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49.0% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
100% - NCP NWP US GP Ltd.
49.0% - Northleaf NICP III GP Ltd.
100.0% - NCP US Terminals GP LLC
49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100.0% - Northleaf Vault Holdings GP Ltd.
100.0% - NSPC-L GPC Ltd.
100.0% - NCP CSV Holdings GP Ltd.
100.0% - Northleaf Capital Advisors Ltd.

100.0% - Northleaf Trustees Limited
100.0% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100.0% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100.0% - Northleaf Capital Partners (UK) Limited
49.0% - Northleaf NICP II GP Ltd.
100.0% - Northleaf Class C Holdings GP Ltd.
100.0% - Northleaf Capital Partners (USA) Inc.
100.0% - Annex Fund GP Ltd.
100.0% - Northleaf Capital Partners GP Ltd.
100.0% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
100.0% - NPC III RN (Canada) GP Ltd.
100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.
100.0% - Northleaf Millennium Holdings (US) GP Ltd.
100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
100.0% - Northleaf Star GPC Ltd.
49.0% - Northleaf Private Credit GP Ltd.
100.0% - NPC GPC Ltd.
100.0% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100.0% - NPC II GPC Ltd.
100.0% - NSPC GPC Ltd.
49.0% - NSPC GP Ltd.
49.0% - NSPC-L GP Ltd.
49.0% - NSPC-L Holdings GP Ltd.
49.0% - NPC I Holdings GP Ltd.
49.0% - Northleaf Private Credit II GP Ltd.
49.0% - Northleaf NCO GP Ltd.
100.0% - NSPC International GP Ltd.
100.0% - NSPC-L International GP Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100.0% - Northleaf PE Holdings GP Ltd.
100.0% - Northleaf Capital Partners GP II Ltd.
49.0% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC

100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC
100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC
100.0% - EVOX CO Centennial LLC
100.0% - EW GP Fund II LLC
100.0% - EW GP Fund I Managing Member LLC
99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great- West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
100.0% - 100039744 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.

100.0% - ClaimSecure Inc.
100.0% - 14894821 Canada Inc.
100.0% - Value Partners Group Inc.
100.0% - Value Partners Investments Inc.
100.0% - LP Insurance and Estate Planning Ltd.
100.0% - LP Financial Planning Services Ltd.
100.0% - 14888669 Canada Inc.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Estate Services Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
100.0% - 2020917 Alberta Ltd.
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
99.999% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - CLUS CDN-GP Co.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% - 1995709 Alberta Ltd.
2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.)
97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.

100.0% - Trop Beau Developments Limited
100.0% - RA SPE 599 Holdings Inc.
100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
97.07% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.02% - 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc. 100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - TORCE Investment Management Inc..
100.0% - Canada Life Capital Corporation, Inc.
100.0% - 11658735 Canada Inc.
100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life UK Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
90.0% - Harvest Trustee Limited
90.0% - Harvest Financial Services Limited
100.0% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Civil and Public Sector Mastertrust dac
100.0% - Cornmarket Insurance Services Limited
100.0% - EIS Financial Services Limited
100.0% - K.D. Retirement Services Limited
100.0% - Unio Limited
100.0% - ILGAPT Limited
100.0% - APT Workplace Pension Ltd.
100.0% - APT Wealth Management Ltd.
100.0% - APTFS Nominees Ltd.
100.0% - Unio Financial Services Limited
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - ILP Pension Trustees DAC
100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac
100.0% - ILP Master Trustee dac
100.0% - Irish Life Trustee Services Limited
100.0% - Navigate Master Trustee dac
100.0% - Canada Life Irish Holding Company Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)
100.0% - Summitas Holding GMbh
100.0% - Summitas MidCo GMbh
100.0% - Summitas Gruppe GMbh
26.9% - JDC Group AG
9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited)
100.0% - Summitas Holding Gmbh
100.0% - Summitas MidCo Gmbh
100.0% - Summitas Gruppe Gmbh
100.0% - Munchener Versicherungsmakler GmbH

100.0% - EASIE Assekuranzmakler – AG
100.0% - Dr. Ihlas GmbH
100.0% - Confera GmbH
100.0% - Confera Coverage Solutions GmbH
75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG (Germany)
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG (Austria)
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited 11.0% - St. Paul’s Place Management Company Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Life Ark Life Dublin dac
100.0% - ILHAWK Limited
100.0% - Vigo Health Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
43.40% - Multiply.AI
49.0% - Affinity First Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
50.0% - Dakline Company Ltd.
50.0% - Earlsfort Centre (Atrium) Limited
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL 22 Chapel GP Inc.
100.0% - CL Eastlake GP Inc.
100.0% - CL Lago GP Inc.
100.0% - CL 2505 Bruckner GP Inc.
100.0% - The Canada Life Insurance Company of Canada
2.90%- 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.)
100.0% - 6855572 Manitoba Ltd.
100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
60.0% - Neil & Associates (2006) Inc.
100.0% - Neil & Associates 2017 Inc.
100.0% - Rubbix Risk & Wealth Management Inc.
51.0% - Capcorp Financial Corporation
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company)

30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 4471 + 4433 42nd LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
62.122% - IGM Financial Inc. (direct and indirect 65.985%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Together Charitable Foundation
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
27.8% - China Asset Management Co., Ltd.
100.0% - Shanghai China Wealth Management Co., Ltd.
100.0% - China Capital Management Co., Ltd.
100.0% - China Asset Management (Hong Kong) Limited
100.0% - China Equity Fund Management (Beijing) Co., Ltd.
80.0% - 11249185 Canada Inc.
1.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
49.0% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC

49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100.0% - Northleaf Trustees Limited
100% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - NCP NWP US GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
100% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
49.0% - NPC III RN (Canada) GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.

63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
100.0% - 2023 Holdco Inc.
20.456% - Rockefeller Capital Management General Partner L.L.C.
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
56.50% - WealthSimple Financial Corp. (54.16% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
5.95% - Portage Ventures III LP
14.60% - Conquest Planning Inc.
30.00% - Project Alphonso Acquisition Corp.
5.15% - WealthSimple Financial Corp. (4.66% equity)

E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
45.30% - Groupe Bruxelles Lambert (31.0% in capital)
3.9% - Groupe Bruxelles Lambert (5.2% in capital)
0.9% - Umicore SA
19.8% - Ontex NV
11.2% - Pernod Ricard SA (6.7% in capital)
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Imerys
94.9% - FINPAR V SRL
0.2% - Groupe Bruxelles Lambert (0.1% capital)
0.1% - Concentrix
95.0% - FINPAR VI SRL

0.2% - Groupe Bruxelles Lambert (0.1 capital)
0.1% - Concentrix
98.6% - FINPAR VII SRL
0.7% - Groupe Bruxelles Lambert (0.5% in capital)
4.9% - GfG Topco S.a.r.l.
99.0% - FINPAR VIII SRL
1.1% - Groupe Bruxelles Lambert (0.8% in capital)
3.6% - Sofia Capital S.à r.l.
98.8% - FINPAR IX SRL
0.9% - Groupe Bruxelles Lambert (0.6% in capital)
4.8% - Celeste Capital S.a.r.l
1.2% - Sagerpar SA
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - Belgian Securities S.a.r.l.
68.1% - Imerys (54.6% in capital)
100.0% - Mircal
100.0% - Imerys Tableware France
100.0% - Imerys Tableware Deutschland GmbH
100.0% - Imerys Ceramics New Zealand
100.0% - Imerys Graphite & Carbon Switzerland SA
100.0% - Imerys Graphite & Carbon Japan K.K.
100.0% - Imerys Graphite & Carbon Korea
100.0% - Imerys Manufacturing Korea Ltd
100.0% - Nippon Power Graphite Co., Ltd
100.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda
100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda
100.0% - Micron-Ita Mineracao Ltda
100.0% - Mircal Bresil
100.0% - Imerys Rio Capim Caulim
100.0% - Para Pigmentos SA-PPSA
100.0% - Imerys Minerals Japan K.K.
60.0% - Niigata GCC Ltd
100.0% - Imerys Specialities Japan Co., Ltd
100.0% - Imerys Minerales Peru S.A.C
99.0% - Imerys Minerales Chile SpA
95.3% - Imerys Minerales Argentina (4.7% Parimetal)
100.0% - Mircal Italia SpA
100.0% - Imerys Minerali SpA
100.0% - Imerys Minerali Corsico Srl
99.66% - Imerys Talc Italy S.p.A.
100.0% - Imerys Ceramics Italy S.R.L
100.0% - Imerys Asia Pacific Pte Ltd
39.0% - Imerys Ceramics (Thailand) Ltd
80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited
51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)

100.0% - Imerys Kiln Furniture (Thailand) Ltd
49.0% - MRD-ECC Co., Ltd (51% Owner Imerys Ceramics (Thailand) Ltd)
100.0% - MRD Co., Ltd
100.0% - Imerys Mineral Vietnam Ltd
51.0% - PT.Esensindo Cipta Cemerlang
100.0% - Imerys Carbonates (Thailand) Co, Ltd
66.67% - YBB Calcium Products Co, Ltd
100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Ceramics (India) Private Limited
20.0% - Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd
100.0% - Imerys Minerals Malaysia Sdn Bhd
100.0% - Kinta Powdertec Sdn Bhd
55.0% - Yueyang Imerys Antai Minerals Co., Ltd
100.0% - Imerys Minerals (India) Private Ltd
100.0% - Imerys Carbonates India Limited
100.0% - Imerys Performance and Filtration Minerals Private Limited
74.0% - Imerys Newquest (India) pte Ltd
50.0% - Gimpex-Imerys India Private Ltd
100.0% - Berg Minerals Trading (Shangai) Co., Ltd
100.0% - Imerys Pacific Ltd
43.53% - Imerys Pigments (Wuhu) Co., Ltd (56.47% Owned by Imerys Asia Pacific PTE Ltd)
100.0% - Imerys Pigments (Qingyang) Co., Ltd
56.47% - Imerys Pigments (WuHu) Co., Ltd (43.53% Owned by Imerys Pacific Ltd)
99.99% - Imerys Ceramics France
40.0% - IMAF
96.58% - Imerys Ceramics Portugal, SA
100.0% - Imerys Minerals GmbH
100.0% - Donbasskeramika
99.45% - Donkaolin
93.26% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal)
99.6% - Imerys Trading Minerals Egypt
100.0% - Imerys Minéraux Belgique SA
50.0% - Industrial Minerals of Greece
100.0% - Latomia N. Korakas SA
100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS
50.0% - Vougioukli Quarries AVEE
100.0% - Imerys Minerals (Taiwan) Ltd
100.0% - Imerys Minéraux France
100.0% - Imerys PCC France
100.0% - Imerys Minerals International Sales
100.0% - Artemyn
50.0% - Cebo International B.V
100.0% - Cebo UK limited
100.0% - Cebo Marine B.V.
100.0% - Cebo Holland B.V.

100.0% - Almatech Mineral International ltd
94.7% - PT Imerys Ceramic Indonesia
100.0% - Imerys Industrial Minerals Denmark A/S
68.94% - Imerys South Africa Pty Ltd
100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys South Africa Pty Ltd)
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys Refractory Minerals South Africa Pty Ltd
100.0% - Samrec Pty Ltd
100.0% - ECCA Holdings Pty Ltd
100.0% - Refractory Minerals Pty Ltd
100.0% - ECCA Minerals Pty Ltd
100.0% - Imerys South Europe S.L.
97.0% - Imerys Kiln Furniture Espana, S.A.
100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS
100.0% - Imerys Perlita Barcelona, S.A.
100.0% - Imerys Diatomita Alicante, S.A.
100.0% - Harblite Aegean Enudstri Mineralleri Sanayi AS
100.0% - Imerys Talc UK Holding Ltd
100.0% - Imerys Talc Mexico, S.A. de C.V.
99.76% -Imerys Talc Belgium
100.0% - Imerys Talc Canada Inc.
100.0% - Imerys Talc Europe
100.0% - Imerys Talc Luzenac France
100.0% - Imerys Talc Germany GmbH
90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe)
100.0% - Imerys Talc Australia Pty Ltd
10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France)
50.0% - The Quartz Corp SAS
100.0% - The Quartz Corp USA
100.0% - The Quartz Corp AS
100.0% - Quartz Corp (Shanghai) Co., Ltd
100.0% - Ardoisieres D’Angers
100.0% - Alumica Canada Inc.
100.0% - Imerys Middle East Holding Company W.L.L.
70.0% - Imerys Al Zayani Co., W.L.L.
100.0% - Minven
70.0% - Imerys Mineral Arabia LLC
100.0% - Imerys High Resistance Minerals Japan K.K.
100.0% - Imerys Beyrede
100.0% - Imerys Glomel
100.0% - Imerys Re
100.0% - Imerys Filtration France
100.0% - Imerys Minerals Korea Ltd
100.0% - Mircal De Mexico, SA de CV
100.0% -Liquid Quimica Mexicana, SA de CV
100.0% - Imerys Ceramics Mexico, SA de CV
100.0% - Imerys Almeria, SA de CV

100.0% - Imerys Almeria Diatomia Concessions Zacoalco
100.0% - Minera Roca Rodando Srl de CV
100.0% - Imerys Roca Rodando Concessions HMO, S.A. de VC
100.0% - Imerys Cierac
89.34% - Vatutinsky Kombinat Vogentryviv
100.0% - Imerys Czech Republic s.r.o
24.98% - SEITISS IMERYS MINERAUX CIRCULAIRES (SIMC)
100.0% - Imerys Aluminates Groupe
100.0% - Imerys Aluminates Corporate
100.0%- Imerys Aluminates
100.0% - Imerys Sydney Pty Ltd
100.0% - Kerneos Southern Africa Pty Ltd
100.0% - Imerys (Tianjin) New Material Technology Co., Ltd
90.0% - Zhengzhou Jianai Special Aluminates Co. Ltd
100.0% - LLC Imerys Aluminats
100.0% - Guiyan Jianai Special Aluminates Co. Ltd
100.0% - Imerys Vizag Private Limited
100.0% - Kerneos India Aluminate Private Ltd
100.0% - Imerys Services
100.0% - Parimental
100.0% - Imertech
100.0% - Imerys (Shanghai) Investment Management Co., Ltd
100.0% - Imerys UK Limited
100.0% - Imerys Trustees Ltd
100.0% - Imerys UK Pension Fund Trustees Ltd
100.0% - Imerys Materials Limited
75.0% - ReClaym Limited
25.0% - Eco-Bos Development Limited
100.0% - Imerys Aluminates Limited
100.0% - Berg Minerals UK Limited
100.0% - Imerys UK Finance Ltd
100.0% - Imerys PCC UK Ltd
80.0% - Imerys British Lithium Limited
100.0% - Calderys Refractorios Venezolanos
100.0% - Instalaciones Refractarias
100.0% - Imerys Mineral AB
100.0% - Imerys Minerals Oy
100.0% - Imerys Talc Finland Oy
100.0% - Imerys Minerals Netherlands B.V.
100.0% - Imerys Kiln Furniture Hungary Kft.
100.0% - Imerys Villach GmbH
100.0% - Monrefco GmbH
49.9% - Vermiculita y Derivados, SI
89.61% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl)
100.0% - Imerys Administrative Germany GmbH
100.0% - NAIMEX Srl
100.0% - S&B Industrial Minerals Morocco

100.0% - Imerys Bentonite Hungary Kft
99.73% - Imerys Minerals Bulgaria AD
100.0% - Imerys Laufenburg GmbH
100.0% - Imerys Murg GmbH
100.0% - Imerys Zschornewitz GmbH
100.0% - Imerys Teutschenthal GmbH
86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates)
100.0% - Imerys Ruse d.o.o.
100.0% - Imerys Fused Minerals Guizhous Co. Ltd
100.0% - Imerys Fused Minerals Salto Ltda
100.0% - MSL Minerasi S.A.
50.0% - Imerys Fused Materals France Sarl
100.0% - Imerys Carbonates Austria GmbH
100.0% - Shandong Imerys Mount Tai Co., Ltd
100.0% - Imerys Poland sp. z.o.o
99.0% - Imerys Graphite & Carbon Belgium SA
100.0% - Imerys Belgium SA
100.0% - Imerys Graphite & Carbon Canada Inc.
100.0% - Imerys Canada Inc.
100.0% - BERG Minerals Canada Inc.
100.0% - Calderys Algeria SPA
100.0% - Calderys Refrakter
100.0% - Imerys Greenelle One
100.0% - Imerys Greenelle Two
100.0% - Imerys Lithium France
100.0% - Artemyn Belgium
100.0% - Artemyn Brazil Ltda
100.0% - Artemyn Asia Pacific Pte Ltd
100.0% - ARTEMYN ARG S.A.
100.0% - Imerys USA, Inc.
100.0% - Imerys Wollastonite USA, LLC
100.0% - Nyco Minerals LLC
100.0% - Kentucky-Tennessee Clay Company
100.0% - Imerys Kaolin, Inc.
100.0% - Imerys Performance Minerals Americas, Inc.
100.0% - Imerys Minerals China, Inc.
100.0% - Imerys Niagara Falls, Inc.
100.0% - Imerys Refractory Minerals USA, Inc.
100.0% - Imerys Greeneville, Inc.
100.0% - Imerys Norfolk, Inc.
100.0% - Imerys Mica Kings Mountain, Inc.
100.0% - Imerys Filtration Minerals, Inc.
100.0% - Imerys Perlite USA, Inc.
100.0% - Imerys Minerals Holdings Limited (UK)
100.0% - Imerys Talc America, Inc.
100.0% - Imerys Talc Vermont, Inc.
100.0% - Pyramax Ceramics Southeast, LLC

100.0% - Imerys Oilfield Minerals, Inc.
25.0% - Georgia Proppants, LLC.
100.0% - Imerys Clays, Inc.
100.0% - Americard, Inc.
100.0% - Immerys Carbonates USA, Inc.
100.0% - Violet Cactus, Inc.
100.0% - S & B Minerals Participations Sarl
100.0% - Linjiang Imerys Diatomite Co., Ltd
100.0% - Imerys Industrial Minerals Greece Single Member S.A.
100.0% - Imerys Services Greece Single Member SA
99.0% - Milos Mining Museum
44.0% - Milos Initiative
97.7% - Imerys Bentonite Georgia Ltd
61.0% - Imerys Perlite Sardinia Srl
60.0% - Isocon S.A.
35.0% - Laviosa Chimica Mineraria S.p.A.
100.0% - Laviosa Promasa S.A
100.0% - Laviosa Sanavy ve Ticaret Ltd Sirketi
100.0% - Laviosa India Private Limited
100.0% - Laviosa France
100.0% - Sibimin Overseas Ltd
25.0% - Xinyan-Athenian Mining Co. Ltd
100.0% - Akrotirio Trahilas Dyo Single Member SA
100.0% - Imerys Dortmund GmbH
43.78% - Imerys Bauxites Single Member SA (56.22% Owned by Imerys Aluminates Corporate)
100.0% - Metalleion-Metalleymaton Single Member SA
100.0% - Fokis Mining Park
10.39% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)
100.0% - Brussels Securities SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore SA
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
3.8% - Groupe Bruxelles Lambert (3.6% in capital)
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - GBL O SA
100.0% - Trone24 SRL
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Advisors DE GmbH
100.0% - GBL Verwaltung SA

100.0% - GBL Investments Limited (en liquidation)
100.0% - GBL Energy S.á.r.l.
100.0% - Serena S.á.r.l.
19.3% - SGS
100.0% - GBL Capital UK - Ltd
100.0% - Sienna AM Luxembourg SA
100.0% - Sienna Real Estate Solutions S.à.r.l.
89.4% - Sienna Real Estate Partner JV Netherlands BV
100.0% - Sienna Multistrategy Opportunities GP S. à .r.l.
66.6% - Sienna Gestion (ex-MHGA)
87.5% - Sienna 2A SAS
100.0% - Sienna AM France (ex-Acofi)
49.0% - NEFTYS
0.1% - SPC Partners SAS
6.2% - Sienna 2A SAS
75.0% - Sienna Private Equity SAS
100.0% - Sienna Venture Capital SAS
70.0% - Sienna Venture Capital GP S.à.r.l.
100.0% - Sienna SID III GP SARL
70.0% - Sienna Euclide GP S.a.r.l
70.0% - Sienna Landlife GP S.a.r.l
70.0% - Sienna Private Equity GP S.a.r.l
100.0% - GBL Capital Invest GP S.à.r.l.
100.0% - GBL Capital Invest SCSp
31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
16.9% - Kartesia Credit Opportunities IV SCS
0.4% - Sagard II A FPCI
74.7% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
19.2% - Sagard 4A FPCI/Sagard 4B FIPS
16.0% - Sagard NewGen FPCI
32.4% - Sagard Santé Animale FPCI
63.7% - Sagard Testing FPCI
92.6% - Sagard Business Intelligence FPCI
32.3% - Sagard NewGen Pharma
6.3% - PrimeStone Capital Fund ICAV
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
40.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
39.1% - Marcho Partners Feeder Fund ICAV
2.1% - Marcho Partners Long Feeder Fund ICAV
15.4% - Matador Coinvestment SCSp
27.0% - C2 Capital Global Export-to-China Fund, L.P.
9.9% - Globality, Inc.

20.3% - HCM IV, L.P.
28.6% - HCM V, L.P.
37.5% - EP Sienna IM European Broken Core Office Fund
49.3% - HCM S3C LP (AKA Commure)
17.0% - Innovius Capital Fund I, L.P.
14.2% - 468 Capital II GmbH & Co. KG
56.3% - HCM S11A, LP (aka Transcarent)
13.1% - Stripes VI (A), L.P.
25.1% - Sienna Rendement Avenir IV
19.4% - Predirec ABL-3 (Part B)
100.0% - Sienna Levier ENR
11.9% - Fonds F2E (Part B)
10.0% - EC IV Invest SA
15.0% - Pat McGrath Cosmetics LLC
100.0% - Sienna Capital US LLC
14.4% - Undisclosed comestics company
13.6% - ALTO Capital V
100.0% - Sienna Venture Capital SCA SICAV-RAIF
84.7% - Sienna Euclide SCA SICAV-RAIF
84.5% - Sienne Landlife SCA SICAV-RAIF
100.0% - Sienna Multistrategy Opportunities Fund SCSp
100.0% - SM Opportunities Master S.a.r.l.
19.1% - Sienna Euclide S.A.
22.0% - Eight Partners SAS
23.5% - Sienna Landlife S.A.
30.7% - Landlife Holdings S.a.r.l.
100.0% - GBL Capital Participations S.á.r.l
10.8% - Sagard FCPR
50.0% - Apheon MidCap Buyout I SA
50.0% - Apheon MidCap Buyout II SA
89.9% - Apheon MidCap Buyout III SA
34.4% - Apheon MidCap Buyout IV SA
15.9% - Apheon Opseo Long Term Value SCSp
17.2% - Apheon Svt Long Term Value Fund SCSp
15.1% - Merieux Participations SAS
34.3% - Merieux Participations 2 SAS
32.3% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen)
80.9% - Sienna Euclide S.A.
76.5% - Sienna Landlife S.A.
100.0% - Sienna Capital Co-Invest Master S.a.r.l
29.2% - StreetTeam Software Limited (DBA as Pollen)
2.4% - GFG Capital S.a.r.l.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
50.0% - Avanti Acquisition SCSp
23.1% - Piolin II S.á.r.l

100.0% - Piolin Bidco SAU
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
100.0% - Arthur Capital S.a.r.l.
15.0% - Umicore SA
100.0% - Jade Capital S.a.r.l.
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA
5.0% - FINPAR VI SA
1.4% - FINPAR VII SA
1.0% - FINPAR VIII SRL
1.2% - FINPAR IX SRL
100.0% - Celeste GP S.à r.l.
100.0% - Sapiens S.á.r.l
13.1% – Concentrix
100.0% - White Mountain S.A.
100.0% - Blue Mountain S.A.
100.0% - One24 Capital S.C.A
95.1% - GfG Topco S.á.r.l
88.1% - GfG Capital S.á.r.l
54.0% - Go-For-Gold Holding GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles Belgium BVBA
100.0% - Canyon Italia S.r.l
100.0% - Canyon Nederland B.V.
100.0% - Canyon Bicycles UK Ltd.
100.0% - Canyon Base RCSN, S.L.U.
100.0%- Bikerepair GmbH
100.0% - Canyon IP Management AG
100.0% - Canyon Iberia S.L.
100.0% - Canyon Finland OY
100.0% - Pure Cycling Global GmbH
100.0% - Canyon USA Inc.
100.0% - Canyon Australian und New Zealand PTY Ltd.
100.0% - Canyon Japan KK
50.0% - GoForGold Verwaltungs GmbH
26.0% - GoForGold Coinvest CmbH & Co KG
4.4% - GoForGold Holding GmbH
95.2% - Celeste Capital S.á.r..l
100.0% - Celeste InvestCo S.A.
15.2% - Celeste ManCo S.C. Sp.
0.6% - Celeste TopCo S.A.

99.4% - Celeste TopCo S.A.
100.0% - Celeste Midco 1 B.V.
100.0% - Celeste Midco 2 B.V.
100.0% - Celeste Midco 3 B.V.
100.0% - Celeste Bidco B.V.
100.0% - Affidea BV [continued]
100.0% - Affidea BV [continued]
100.0% - Affidea Innovation BV
100.0% - Affidea Diagnostics BV
100.0% - Affidea Magyarorszag Kft
100.0% - Affidea Praha sro
90.0% - First Private HC sro (10% owned by Affidea BV)
10.0% - YKN Czech sro (90% owned by Affidea Diagnostics BV)
90.0% - YKN Czech sro (10% owned by Affidea Ceska Republika sr)
100.0% - PMT Clinic as
100.0% - Affidea Brno sro
100.0% - Affidea Spzoo
99.9% - Affidea Romania Srl
100.0% - Sanmed Srl
99.9% - Clinica de Diagnostic Phoenix Srl
99.9% - Affidea Cluj Srl
100.0% - Phoenix Imagistic Srl
100.0% - Phoenix Radiology Srl
100.0% - Medsan S.R.L.
100.0% - Exploramed S.R.L.
100.0% - Biomed Scan Development S.R.L.
100.0% - Scanconsult S.R.L.
100.0% - Affidea Development S.R.L.
100.0% - Odelga Operator S.R.L.
99.99% - Hiperdia SA
100.0% - CT Clinic Srl
100.0% - Affidea Lietuva UAB
100.0% - Medicinas Sfera UAB
100.0% - Endemik didmena UAB
100.0% - Medicinos Diapazonas UAB
100.0% - Poliklinika Maja I Kresimir Cavka
100.0% - Poliklinika Cavka
100.0% - Dijagnosticki Centar Vita Doo
100.0% - Poliklinika Vita
100.0% - Poliklinika RNOK Dr Kalajzic
100.0% - Polklinika Sveti Rok
100.0% - Polyklinik Eljuga
100.0% - Fortius Group Ltd
100.0% - Fortis London Ltd
100.0% - Orthoderm Ltd
100.0% - Northern MRI Ltd
100.0% - Cromlyn House Surgical Ltd

100.0% - Advanced Radiology Ltd
100.0% - Affidea Diagnostics Ireland Ltd
100.0% - Affidea SA
100.0% - Affidea Holdings Hellas SA
100.0% - Affidea Central PMM SM SA
100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A.
100.0% - Affidea of Athens PMM SM SA
100.0% - Affidea of Crete PMM SM SA
100.0% - Affidea of Kavala PMM SM SA
100.0% - Affidea of Kozani Heart Center PDLM SM SA
100.0% - Affidea of Peristeri PMM SM SA
100.0% - Affidea of Piraeus Biopathological PDLM SM SA
100.0% - Affidea of Thessaloniki PMM SM SA
100.0% - Affidea PDL & MM SM SA
100.0% - Affidea Euromedic of Athens PDLM SM SA
100.0% - Affidea of Chania PMM SM SA
100.0% - Affidea of Kalamata PDLM SA
100.0% - Affidea of Kozani Biopathological PDLM SM SA
100.0% - Affidea of Kozani Imaging PDLM SM SA
100.0% - Affidea of Piraeus Imaging PMM SM SA
100.0% - Affidea of Sparta PMM SM SA
100.0% - Affidea of Vari PMM SM SA
100.0% - Athens City Med PMM SM SA
96.0% - Cormed SH AS
99.6% - Labomed SH AS
100.0% - Affidea SHT AS
100.0% - Intermed Anadolu SH
99.9% - Unimed SHT AS
99.9% - Intermed Saglik Hizmetleri Anonim Sirketi
96.0% - Cormed Saglik Hizmetleri Anonim Sirketi
99.6% - Labomed Saglik Hizmetleri Anonim Sirketi
99.9% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi
99.9% - Unimed Saglik Hizmetleri ve Ticaret Anonim Sirketi
100.0% - Affidea Espana Quality S.L.
100.0% - Clinica Medica Comarcal SL
100.0% - Clinica Ambulatori Gamma SL
71.0% - Affidea Espana Contact Center SA
60.0% - CD Foraste SA
100.0% - CD Hospital VOT SLU
24.0% - CD la Milagrosa SA (76% Owned by RM San Francisco SA)
94.0% - RM San Francisco SA
76.0% - CD la Milagrosa SA (24% Owned by Group Sanitario Affidea Espana SLU)
100.0% - CMN Dr Perez Piqueras SL
100.0% - Dresyven Prevencion, S.L.U
100.0% - Servicios Medicos Especializad os, S.L.U
100.0% - Vipresa S.L.U
100.0% - CD Leon SLU

100.0% - CD Valladoid SAU
100.0% - CD Soria SLU
100.0% - CPET Hospital de Jove SL
100.0% - CPET La Milagrosa SLU
100.0% - CEPT Hospital de Jove SL
100.0% - Affidea CYL, SA
100.0% - Affidea Fuensanta Sl
100.0% - QD Navarra SLU
100.0% - RM Santa Teresa SLU
100.0% - Tesla Imagen Sl
100.0% - Unidades Moviles Affidea, SL
100.0% - Tecma Salud S.L.U
100.0% - Centro Medico Infanta Mercedes Sl
100.0% - Lendyfolk Assistance SL
100.0% - Centro De Imagen Diagnostica LeganesSl
100.0% - Medicentro Boadilla St
100.0% - Medicentro Leganes Sl
100.0% - Affidea Murcia, SL
78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl)
100.0% - Scaner Murcia Sl
22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL)
75.0% - Sanatorio Virgen del Mar Cristobal S.A.
100.0% - Albimed
100.0% - CRT-CRT ULda
67.0% - Estevez & Frazao Lda
100.0% - Ultrasono-Radiologia U Lda
100.0% - CDI-CDI SA
100.0% - Dr M Guimares CRE SA
100.0% - Duarte J&J Lda
100.0% - Imaset Lda
100.0% - Clinica Santa Mafalda Lda.
100.0% - Imavida
100.0% - CEME CERE Lda
100.0% - IMI-IMA SA
100.0% - CEDIMA CIM SA
100.0% - Clinica do Coracao do Alentejo S.A.
100.0% - R.A.-Radiologia de Albufeira Lda.
74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.
100.0% - JIS14.Lda.
25.0% - Ecorad-Ecografia e Radiologia,Lda.
75.0% - Ecorad-Ecografia e Radiologia,Lda.
100.0% - Affidea Italy Srl
100.0% - Affidea Lombardia Srl
100.0% - Delta Medica Srl
100.0% - Irmet SpA
100.0% - Medicenter Group Srl
100.0% - Iniziativa Medica SpA

100.0% - Uni-X Medica Srl
96.0%- - Modena Medica Srl
100.0% - CDC SpA
100.0% - CDC Srl
100.0% - Medical Center Srl
100.0% - Medical Sport Center Srl
100.0% - Promea Srl
100.0% - NSL Srl
100.0% - Affidea Lab BV
100.0% - Fernao Magalhaes Lda
100.0% - Alves & Duarte Lda
100.0% - Hemobiolab LAC Lda
100.0% - Hormofuncional CHF Lda
100.0% - Affidea Cancer Treatment Centres BV
100.0% - Affidea Onkoterapia Spzoo
51.0% - European Medical Partner SPzoo
100.0% - International Medical Centers Banja Luka
71.3% - Affidea Cancer Treatment Centers AG SA
100.0% - PSG Holding AG
100.0% - Plastic Surgery Group
69.0% - Brust Zentrum AG SA (31% owned by Brust Zentrum Holding AG SA)
100.0% - Brust Zentrum Holding AG SA
31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)
100.0% - Affidea Brust Zentrum Ticino SA
99.996% - Ultra Goruntuleme
100.0% - EWRS Tibbi Cihazlar Ticaret Ltd Sti
99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi
100.0% - EWRS Tibbi Cihazlar Ticaret Limited Sirketi
100.0% - Affidea Group Kft
10.0% - First Private HC sro (90% owned by Affidea Diagnostics BV)
100.0% - Euromedic UK Ltd
100.0% - Affidea Ireland Ltd
100.0% - Affidea Finance Ireland Ltd
96.4% - Sofia Capital S.à r.l.
99.7% - Sofia InvestCo S.A.
100.0% - Sofia GP GmbH
49.5% - Sofia One GmbH & Co. KG
0.6% - Sofia MasterCo S.A.
63.0% - Sofia MasterCo S.A.(83.4% in capital)
100.0% - Sofia TopCo S.à r.l.
100.0% - Sofia HoldCo S.à r.l.
100.0% - Sofia MidCo S.à r.l.
100.0% - Sofia Bidco S.á.r.l.
100.0% - Sanoptis GmbH
100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH
100.0% - nordBLICK Augenklinik Bellevue GmbH
85.0% - Wilhelminehaus Kiel MVZ GmbH

90.0% - nordBLICK MVZ GmbH
70.0% - BEP Augenarzte MVZ GmbH
100.0% - Augenklinik Dr. Hoffman GmbH
80.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH
66.6% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
65.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH
50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
70.0% - MVZ RHR Augenarzte GmbH
65.0% - MVZ Auregio GmbH
80.0% - MVZ i-care4u GmbH
70.0% - Augenzentrum Unna MVZ GmbH
80.0% - Augentagesklinik Zehlendorf MVZ GmbH
85.0% - Augerlin MVZ GmbH
100.0% - Berolina Augenzentren MVZ GmbH
70.0% - Sudblick GmbH
80.0% - Augenzentrum Muhldorf MVZ GmbH
100.0% - Augenklinik Muldorf GmbH
70.0% - Augenzentrum Oberstenfeld MVZ GmbH
80.0% - Augenblick Mannheim-Zentrum MVZ GmbH
63.5% - Augenblick Augenzentren GbR
80.0% - Augenblick Mannheim Sud MVZ GmbH
36.5% - Augenblick Augenzentren GbR
80.0% - Augenheilkunde Heidenheim Medinisches Versorgungszentrum GmbH
80.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GmbH
50.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GbR
80.0% - Mainblick Augenzentrum GmbH
75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH
100.0% - Augenzentrum an der Leine MVZ GmbH
51.0% - Augencentrum Koln MVZ GmbH
100.0% - AOC Augen OP CENTRUM PORZ GmbH
65.0% - MVZ Augen Praxisklinik Lubeck GmbH
100.0% - MVZ Augencentrum Cuxhaven GmbH
60.0% - MVZ Weitblick GmbH
100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH
60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH
80.0% - Avila Augenpraxisklinik MVZ GmbH
70.0% - Augenzentrum Brilon MVZ GmbH
51.0% - OCU PRO ® Augenärzte MVZ GmbH
65.0% - Rheinblick Augenzentrum GmbH
95.0% - Argus Augen MVZ GmbH
50.0% - Argus Augenklinik GmbH
100.0% - Oculent Contactlinsen GmbH
60.0% - Augenklinik Rendsburg GmbH
100.0% - Taxi and Transport Neuwerk GmbH
100.0% - Sanoptis AG
70.0% - Opthamed AG
70.0% - Augenzentrum Bahnhof Basel AG

75.0% - Eyeparc AG
100.0% - Dr. J. Menzi Augenarzt AG
80.0% - Berner Augenklinink Group AG
100.0%- Berner Augenklinink AG
65.0% - KammannEye AG
70.0% - Matia AG
70.0% - OP Zentrum Schaffhausen GmbH
51.0% - OpthaVisuell AG
51.0% - Augenarzt Sch AG
60.0% - Vue Group AG
90.0% - Vue Center Biel AG
100.0% - Vue Center Grenchen AG
80.0% - OMMA Augenklinik AG
80.0% - Augenarztpraxis + Tagesklinik Pfaffikon AG
66.6% - Skylight Beteiligungs – A
100.0% - TAZZ AG
100.0% - Augenpraxis Gambon AG
100.0% - Fleischhauer Ophthalmology AG
70.0% - Ambulante Augenchirurgie Zürich AG
85.0% - Augencentrum Zytglogge AG
92.6% - Tagesklinik im Eichgut AG
25.0% - Augenarztpraxis Dr. med. André Eugster AG
25.0% - Augenzentrum Winterthur AG
100.0% - Augenarztpraxis Dr. Hürzeler AG
100.0% - Augenarztpraxis Dr. Heinemann AG
100.0% - Sanoptis Holding GmbH
100.0% - Augenzentrum Innsbruck 60 GmbH
75.0% - Augenlaserklinik Gmb
100.0% - Sanoptis Greece S.A.
80.0% - Laservison S.A.
60.0% - Ofthalmocheirourgiki A.E.
60.0% -Ofthalmodiagnostiki E.P.E.
100.0% - Sanoptis Italia S.P.A.
65.0% - HICARE SURGERY S.r.l.
75.0% - ALSO S.R.L
100.0% - Sanoptis Espania SL
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% - Gestion Gesca Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Lios GP I Inc.
100.0% - Lios Fund I LP
100.0% - PSL Investments Fund I LP
100.0% - PSL Investments I (US) LP
100.0% - Lios Collector A1 GP Inc.
100.0% - Lios Collector A1 LP
100.0% - Power Sustainable Lios GP I (US) Inc.
100.0% - Lios Fund I (US) LP
100.0% - Power Sustainable Manager US, Inc.
100.0% - Power Sustainable Infrastructure Credit , LLC
100.0% - Power Sustainable Infrastructure Credit Manager, L.P.

100.0% - PSIC Fund I GP, LLC
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) Feeder, LP.
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.
100.0% - PSIC Fund I HC, LP
100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.
100.0% - PSIC Offshore Blocker I, L.P.
100.0% - PSIC Non-U.S. Pooling I, L.P.
100.0% - PSIC Non-U.S. CFC Blocker, L.P.
100.0% - PSIC U.S. Blocker I, Inc.
100.0% - PSIC U.S. Pooling I, L.P.
100.0% - PSIC Fund Investors, L.P.
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I Inc.
100.0% - PESIP Canada Feeder Fund II LP
100.0% - Power Sustainable Energy Infrastructure US II Inc.
100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP
100.0% - PSEIP Carry Holding LP
100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc.
100.0% - PSEIP Carry US GP Inc.
100.0% - PSEIP Carry US LP
100.0% - Power Sustainable Investment Management Inc.
100.0% - Power Sustainable China A-Shares Core Strategy GP Inc.
100.0% - Power Sustainable China A-Shares Core Strategy LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sustainable China A-Shares Core Strategy (US) GP LLC
100.0% - Power Sustainable China A-Shares Core Strategy (US) Fund LP
100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
100.00% - Power Sustainable Infrastructure UK Credit Manager Ltd.
25.0% (voting) - 9314-0093 Québec Inc.
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
50.0% - Soluciones de Energia Alterna, S.L.
100.0% - Red Brick Wind GP Inc.

100.0% - Red Brick Wind Limited Partnership
100.0% - Golden South II GP Inc.
100.0% - Golden South II Limited Partnership
100.0% - PR Jenner Sponsor GP Inc.
100.0% - PR Jenner Sponsor LP
100.0% - Jenner Wind 1 GP Inc.
100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 GP Inc.
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 GP Inc.
100.0% - Jenner 3 Limited Partnership
100.0% - Stirling Wind Project Ltd
100.0% - Stirling Wind Project LP
74.99%- Stirling Renewable Energy Limited Partnership
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% - Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership
100.0% - TSPS (Portfolio 2) Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership
100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor Limited Partnership
100.0% - MOM Solar Limited Partnership
100.0% - PSI Solar Finance 5 Limited Partnership
100.0% - Potentia Solar 5 Limited Partnership
100.0% - Potentia Solar 6 Limited Partnership
100.0% - Potentia Solar 7 Limited Partnership
100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - PSI Solar Finance 14 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Reliant First Nation Limited Partnership
100.0% - Potentia Energy Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership
100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership
100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Finance 13 GP Inc.
100.0% - PSI Solar Finance 1 GP Inc.
100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc.
100.0% - Potentia Solar 6 GP Inc.
100.0% - Potentia Solar 7 GP Inc.
100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc.
100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc.
100.0% - Potentia Solar 9 GP Inc.
100.0% - Potentia Solar 10 GP Inc.
100.0% - Potentia Solar 11 GP Inc.
100.0% - Potentia Solar 12 GP Inc.
100.0% - PRI Construction Agent 2 GP Inc.
100.0% - PRI Consulting GP Inc.
100.0% - PRI Construction GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Holdings LP
100.0% - Solarize Services GP Inc.
100.0% - Solarize Services LP
100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.
100.0% - SE 2011 LP
100.0% - SE 2012 GP Inc.
49.985% - SE 2012 LP
49.985% - SE2 2013 LP
49.99% - SE 5 2013 LP
100.0% - QS1 2012 GP Inc.
49.98% - QS1 2012 LP
100.0% - QS4 2012 GP Inc.
49.985% - QS4 2012 LP
100.0% - QS15 2012 GP Inc.
49.985% - QS15 2012 LP
100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
39.996% - SE7 2013 LP
100.0% - SE7 2013 GP Inc.

100.0% - SE9 2013 GP Inc.
100.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 GP Inc.
100.0% - Solarize Financial 2015 LP
100.0% - Solexica Energy GP5 Inc.
100.0% - Solexica Energy LP 5
85.0% - Solexica Solar Brampton GP
100.0% - ME3 2012 GP Inc.
49.985% - ME3 2012 LP
100.0% - ME10 2012 GP Inc.
84.98% - ME10 2012 LP
100.0% - ME11 2012 GP Inc.
49.985% - ME11 2012 LP
100.0% - GS 2013 LP
33.70% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - Potentia NB GP Inc.
100.0% - Potentia NB LP
100.0% - Pokeshaw Windfam Limited Partnership
100.0% - Stirling Wind Project II Ltd.
100.0% - Stirling Wind Project II LP
100.0% - PR WS Sponsor GP Inc.
100.0% - PR WS Sponsor LP
100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP
100.0% - Rose Valley Wind GP Inc.
100.0% - Rose Valley Wind LP
100.0% - 2866075 Ontario Inc.
100.0% - Oxley Wind Farm Inc.
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership
100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc.
100.0% - Golden South Wind GP Inc
100.0% - Golden South Wind LP
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership
75.0% - Paintearth Wind Project Ltd.
75.0% - Paintearth Wind Project LP
100.0% - 5979359 Manitoba Ltd.
100.0% - 5956162 Manitoba Ltd.
100.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP
50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP
100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership
100.0% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% - Affinity Wind GP Inc.
50.0% - Affinity Wind LP
100.0% - PRI Solar GP Trust
100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc.
84.90% - PRI Industrial Solar LP
49.0% - LIFE Solar 1 Inc.
49.0% - LIFE Solar 2 Inc.
49.0% - LIFE Solar 3 Inc.
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership
100.0% - PRI Solar Gardens Nominee Inc.
100.0% - PRI Solar Gardens GP Trust
100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc.
100.0% - 2366333 Ontario Inc.
100.0% - 2330049 Ontario Inc.
100.0% - SunE Newboro 4 GP Corp.
100.0% - SunE Welland Ridge GP Corp.
50.0% - SunE Sky GP Erie Ridge Ltd.
100.0% - Potentia Renewables 17 Limited Partnership
100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP
50.0% - SunE Sky Erie Ridge LP
75.0% - Truro Heights Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Truro Heights Wind GP Ltd.
49.0% - Truro-Milbrook Wind LP
25.0% - 3285142 Nova Scotia Limited
67.0% - Truro-Milbrook Wind GP Ltd.
75.0% - Pockwock Wind LP
41.67% - 3285142 Nova Scotia Limited
67.0% - Pockwock Wind GP Ltd.
49.0% - Whynotts Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Whynotts Wind GP Ltd.
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Essex Storage GP Inc.
49.9% - Essex Storage Limited Partnership
100.0% - Sa K-ekone Solar GP Inc.
49.0% - Sa K-ekone Solar Limited Partnership
100.0% - PR Ontario BESS GP Inc.
100.0% - Creekside BESS Limited Partnership

100.0% - Skyview BESS Limited Partnership
100.0% - Heartland BESS Limited Partnership
100.0% - Arnprior BESS Limited Partnership
100.0% - Potentia Renewables Saskatchewan Limited Partnership
100.0% - Southern Springs Solar GP Inc.
100.0% - Southern Springs Solar LP
100.0% - Potentia Renewables Saskatchewan GP Inc.
100.0% - Potentia Renewables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership
100.0% - BrightRoof IP Ltd.
100.0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
49.0% - JCM Solar G.P.1 Ltd.
49.0% - Maxim Solar Power Corporation
49.9% - Tenedors GP 1 Ltd.
40.9% - GSC RP 1 LP
49.9% - GSC RP 5 LP
49.9% - GSC 6 LP
100.0% - Potentia Renewables 19 Inc.
100.0% - Potential Renewables 19 Limited Partnership
100.0% - Ernestown Holdings Inc.
100.0% - Ernestown Holdings Limited Partnership
44.99998% - Ernestown Windpark Limited Partnership
100.0% - Ernestown Windpark Inc.
100.0% - Maryvale Wind Inc.
100.0% - Maryvale Wind Limited Partnership
100.0% - Swift River Operations Limited
100.0% - Swift River Energy Limited
50.0001% - Swift River Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp
28.78% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - CG Solar Blocker I LLC
100.0% - ConnectGen Goldfinger I LLC
50.0% - EDPR Solar Ventures III, LLC
50.0% - Goldfinger Ventures LLC
50.0% - 2019 SOL III LLC
50.0% - Windhub Solar A, LLC
50.0% - Sunshine Valley Solar, LLC
100.0% - CG Solar Blocker II LLC
100.0% - ConnectGen Goldfinger II LLC
50.0% - EDPR Solar Ventures II, LLC
50.0% - Goldfinger Ventures II, LLC
50.0% - 2019 SOL IV LLC
50.0% - Sun Streams LLC

100.0% - Potentia US Battery Storage Holdings, LLC
100.0% - IEP Tejas Verde, LLC
100.0% - PR Land Holdings, LLC
100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
49.0% - Kamaole Solar Holdings, LLC
49.0% - Kamaole Solar, LLC
100.0% - PR Operating LLC
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia US Solar Fund 2, LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
65.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC
100.0% - Minnesota Solar CSG 4, LLC
100.0% - Minnesota Solar CSG 8, LLC
100.0% - Minnesota Solar CSG 9, LLC
100.0% - Minnesota Solar CSG 19, LLC
100.0% - Minnesota Solar CSG 21, LLC
100.0% - Potentia Renewable Developments, LLC
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Community Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Lowry CSG 2, LLC
100.0% - Paynesville CSG 1, LLC
100.0% - Plato CSG, LLC
33.37% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - Bulldog Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
100.0% - Nautilus Issuer 2022 Holdco, LLC
100.0% - Nautilus Issuer 2022, LLC
100.0% - Nautilus Sponsor Member 2022, LLC
100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]
100.0% - Tiffany Energy LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC

100.0% - Washington WS03, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)
100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)
100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)
100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)
100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)
100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
100.0% - Wells Solar LLC
100.0% - Fryeburg Solar, LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco, LLC
100.0% - VH West Brookfield, LLC
100.0% - NSE Kam MM Holdco, LLC
100.0% - Virgo KAM Holdco, LLC (100% Class B Units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
100.0% - NSE Goat Island MM Holdco, LLC
100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)
100.0% - Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco, LLC
100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest)
100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC
100.0% - Hollygrove Solar, LLC
100.0% - Howland Solar, LLC
100.0% - Pearl Solar, LLC
100.0% - Pearl Solar II, LLC
100.0% - FFP NY Schagticoke Project1, LLC
100.0% - FFP NY Schenectady Project1, LLC
100.0% - FFP NY Watertown Project1, LLC
100.0% - FFP NY Guilderland Project1, LLC
100.0% - Aegis Solar, LLC
100.0% - FFP Fund II Partnership2, LLC
100.0% - FFP Bethlehem Project1, LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar, LLC
100.0% - Dover Solar, LLC
100.0% - Ellsworth Solar, LLC
100.0% - Ellsworth Solar II, LLC
100.0% - Frog Hollow Solar, LLC
100.0% - Howell Solar, LLC

100.0% - FFP Owings Mills Project1 LLC
100.0% - FFP MD Snow Hill Project1 LLC
100.0% - FFP MD PGC18 Project, LLC
100.0% - FFP MD Solar Holdings, LLC
100.0% - Nautilus Holdco I, LLC
100.0% - NS Belle Mead, LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Duxbury Solar LLC
100.0% - NSE Solar #1032 LLC
100.0% - NSE Cape Cod Solar IV LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Wixon Solar LLC
100.0% - Red Wing Solar 15 LLC
100.0% - Red Wing Solar 20 LLC
100.0% - SolarClub23 LLC
100.0% - Red Wing Solar 28, LLC
100.0% - SolarClub 35 LLC
100.0% - Vestal PS2 Solar, LLC
100.0% - Vestal PS14 Solar, LLC
100.0% - Vestal PS15 Solar, LLC
100.0% - Sturgeon Town House Solar, LLC
100.0% - Nautilus Sponsor Member 2021 LLC
100.0% - Sponsor Membership Interests - Nautilus Owner 2021, LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC
40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Wolcott Hill Road Solar, LLC
100.0% - Luna Rossa Peru Solar, LLC
100.0% - Luna Rossa Malone Solar, LLC
100.0% - Luna Rossa Crown Point Solar, LLC
100.0% - Luna Rossa Schodack Solar, LLC
100.0% - Luna Rossa Champlain Solar, LLC
100.0% - Falcon Sheesley Solar, LLC
100.0% - Barnes Road Solar, LLC
100.0% - Barnes Road Solar West, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE CroakerRenewables Inc.

100.0% - Bright Oak Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - River Valley Solar LLC
100.0% - Renew Solar RI Exeter Ten LLC
100.0% - Renew Solar RI Exeter Mail LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 23 LLC
100.0% - Great Lakes Peck Road Solar, LLC (f/k/a Peck Road Solar Farm, LLC)
100.0% - Great Lakes Michigan Solar, LLC (f/k/a SDG MI DG, LLC)
100.0% - Great Lakes Wisconsin Solar, LLC (f/k/a ESA WI, LLC)
100.0% - Great Lakes Ohio Solar, LLC (f/k/a SDG OH DG, LLC)
100.0% - Great Lakes 72nd Street Solar, LLC (f/k/a 72nd St Solar Farm, LLC)
100.0% - Moro Selkirk Solar, LLC (f/k/a Yellow 8 LLC)
100.0% - Enterprise Road Solar LLC
100.0% - Chesapeake KE73 Solar, LLC
100.0% - Chesapeake SU113 Solar, LLC
100.0% - Chesapeake SU163 Solar, LLC
100.0% - Chesapeake SU94 Solar, LLC
100.0% - Chesapeake SU165 Solar, LLC
100.0% - Goose Haven Solar LLC
100.0% - Little Valentine Solar LLC
100.0% - St Lawrence County NY S2 LLC
100.0% - Odyssey Alphine Road Solar, LLC
100.0% - Odyssey Granite City Solar, LLC
100.0% - Odyssey Sonora Solar, LLC
100.0% - Odyssey St. Jacob Solar, LLC
100.0% - Odyssey Viola Solar, LLC
100.0% - Nautilus Solar Term Holdco LLC100.0% - Nautilus Lion Sponsor Member , LLC
100.0% - Nautilus Lion Member, LLC
100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)
100.0% - Casco Sidney Solar, LLC (f/k/a DB Solar Sidney LLC)
100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)
100.0% - Meeting House Solar LLC
100.0% - SolarClub 10 LLC
100.0% - Bear One, LLC
100.0% - Sabattus SB01, LLC
100.0% - Red Wing Solar 3 LLC (f/k/a SolarClub 3 LLC)
100.0% - Vestal PS9 Solar, LLC
100.0% - Vestal PS10 Solar, LLC

100.0% - Sanford Solar, LLC
100.0% - Maverick One, LLC
100.0% - Hanover Pike Solar, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus MI Development, LLC
100.0% - Nautilus NM Development, LLC
100.0% - Nautilus WI Development, LLC
100.0% - Nautilus OH Development, LLC
100.0% - West Deming Solar Project, LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% - VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Casco Brewer Solar, LLC
100.0% - Peterboro Road Solar, LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Comfort Solar, LLC
100.0% - VP Road Solar, LLC
100.0% - VP Road Solar South, LLC
100.0% - Beech Road Solar, LLC
100.0% - CGA Solar LLC
100.0% - Moro Altamont Solar, LLC
100.0% - Livingston Crossing Solar LLC
100.0% - Gowans Road Solar, LLC
100.0% - Sturgeon Ryan Ranch Solar, LLC
100.0% - BD Solar Masardis LLC
100.0% - BD Solar Nicolin LLC
100.0% - BD Solar North Anson LLC
100.0% - BD Solar Limestone LLC
100.0% - BD Solar Norridgewock LLC
100.0% - Nautilus Solar Construction Seller, LLC
100.0% - Nautilus Atlantis II MM Holdco, LLC
100.0% - Nautilus Atlantis II Lessee Holdco, LLC
100.0% - Nautilus Atlantis II Lessor Holdco, LLC
100.0% - Mustang One, LLC
100.0% - Lion One, LLC
100.0% - Ten Oaks Solar LLC
100.0% - Red Wing Solar 30, LLC
100.0% - Parker Place Solar LLC
49.62% - LMPG Inc.
100.0% - Lumenpulse Lighting Corp.

100.0% - Sternberg Lanterns, Inc.
100.0% - Architectural LW Holdings, LLC
100.0% - Palo Alto Lighting, LLC
100.0% - Architectural Lighting Works, S.de R.L. de C.V.
100.0% - LMPG Holdings Inc.
80.0% - Vode Lighting, LLC
100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp
80.0% - Pa-Co Lighting Inc.
100.0% - Lumca Inc.
100.0% - Toronto Lightworks Inc.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
34.11% - The Lion Electric Company
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
20.0% - Project Alphonso Acquisition Corp
100.0% - 9194649 Canada Inc.
100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
56.50% - Wealthsimple Financial Corp. (54.16% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Wealthsimple Investments Inc.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.
50.01% - Wealthsimple Europe S.a.r.l (100.00% equity)
100.0% - Wealthsimple UK Ltd.
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Wealthsimple Media Inc.
100.0% - Wealthsimple Mortgage Services Inc. (formerly 12062925 Canada Inc. and OrderUp Technologies Inc).
100.0% - Wealthsimple Labs Inc.
100.0% - Wealthsimple Funds Holdco Inc.
100.0% - Wealthsimple Private Credit Fund 1 GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 LP
100.0% - Wealthsmiple Private Credit Fund 1 SUB GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 Sub LP
100.0% - Springboard II LP

4.13% - Koho Financial Inc.
I.
Sagard Holdings & Portag3
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc. (65% in voting)
14.03% - Sagard Holdings Management Inc. (12.74% equity)
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
56.38% - Sagard Holdings Management Inc. (51.20% equity)
100.0% - Everwest Holdings Inc.
100.0% - EverWest Property Services, LLC
100.0% - EverWest Advisors LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EW Equity Plan, LLC
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard Holdings Manager (US) LLC
100.0% - Sagard Senior Lending Partners Offshore GP LLC
100.0% - Sagard Senior Lending Partners Offshore LP
100.0% - Sagard Senior Lending Partners Holdings II LP
100.0% - Sagard Senior Lending Partners Offshore-U GP LLC
100.0% - Sagard Senior Lending Partners Offshore-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U SPV I LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV II LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV III LLC
100.0% - Sagard Senior Lending Partners Holdings LLC
100.0% - Sagard Senior Lending Partners Holdings-U LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC
100.0% - Sagard Senior Lending Partners-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings I-U LP
100.0% - Sagard Senior Lending Partners-U LP
100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings-U LP
100.0% - Sagard Senior Lending Partners RN-U LP
100.0% - Sagard UK Management Ltd.
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Holdings Wealth LP
64.99% - Grayhawk Wealth Holdings Inc. (46.2% fully diluted equity)
100.0% - Grayhawk Investment Strategies Inc.
100.0% - Grayhawk Wealth US Inc.
100.0% - Sagard Foundry Participation LP
100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP
100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Sagard Outremont Participant LP
100.0% - Portage Capital Solutions Carried Interest LP
100.0% - Portage Web3 Fund I Carried Interest LP
100.0% - Sagard S.A.S.
100.0% - Sagard Holdings Manager (Canada) Inc.
100.0% - Sagard (MENA) Ltd
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Credit Partners (Lone Star), LP
100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP
100.0% - Sagard Credit Partners II (US Investments), LP
100.0% - Sagard Credit Partners II SPV I GP, Inc.
100.0%- Sagard Credit Partners II SPV I, LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Sagard Healthcare Partners (Delaware) LP
100.0% Sagard Healthcare Partners Funding SPE 1, LLC
100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP
100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP
100.0% - Sagard Healthcare Partners (Delaware) II LP
100.0% - Sagard Healthcare Partners (P-1) LP
100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP
100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP
100.0% - Sagard Healthcare Partners (AIV-1) GP Inc.
100.0% - Sagard Healthcare Partners (AIV-1) LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
0.94% - Albert Corporation
0.53% - Clark (FL Fintech E GmbH)
12.25% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership

0.98% - Nesto Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
11.14% - Albert Corporation
15.964% - Koho Financial Inc.
10.23% - Clark
12.52% - Socotra Inc.
17.09% - Fondeadora Inc.
15.19% - AlpacaDB, Inc.
21.17% - Pledg SAS
17.02% - Rose Technology Incorporated
15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc.
32.88% - Springboard III LP (Diagram Ventures Limited Partnership)
63.63% - Diagram Ventures II Limited Partnership
16.31% - Conquest Planning Inc.
9.12% - integrate AI Inc.
17.40% - Boosted.ai
11.47% - Hellas Direct
2.19% - Tallied Technologies Inc. (Founders Shares)
1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares)
2.19% - 12835347 Canada Inc (Helika) (Founders Shares)
1.46% - 12837072 Canada Inc (Obeo) (Founders Shares)
1.98% - Choir Technologies Inc. (Founders Shares)
2.26% - ClearEstate (Founders shares)
2.23% - Conduit Blockchain Technologies Inc. (Founder shares)
5.74% - Novisto Inc (Founders shares)
3.78% - Pillar (Founders shares)
15.03% - Retirable, Inc
1.62% - Skylight (Founders shares)
2.96% - Synctera Inc (Founders shares)
1.59% - Trice Technologies Inc (Founders Shares)
4.02% - Wingo Technologies Inc (Founders shares)
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portag3 Ventures II LP
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP
100.0% - Portage Ventures III LP
100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
11.25% - 12835304 Canada Inc. (Conduit)
10.90% - Covey IO Corp.

12.37% - Croissant Pay, Inc.
11.99% - GuarantR, Inc.
11.88% - KikOff Inc.
13.43% - Kontempo Holdings Limited
13.24% - Nesto Inc.
8.97% - HeyMirza Ltd.
10.74% - Loanstreet Inc.
19.20% - Wealthier Pty Ltd.(Pearler)
11.21% - Modular Technologies OÜ (Tumm)
16.49% - Tallied Technologies Inc.
11.18% - Angle Health, Inc.
30.85% - Notch Ordering Inc.
10.52% - QUIN Technologies GmbH
13.23% - Mooncard
10.01% - Liquidity, Inc.
16.78% - Conduit Blockchain Technologies, Inc.
15.53% - Benepass, Inc.
17.67% - Brella Insurance Inc.
10.96% - Cover Tree Inc.
10.01% - Midas Technology Corp.
17.74% - Zeal (Puzzi Group Inc.)
10.11% - Zilo Technology Limited
100.0% - Portage Ventures III Access Fund LP
100.0% - PFTA I GP Inc.
100.0% - PFTA I LP
100.0% - Sagard PFTA Agregator LP
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures, LP
10.68% - Nesto
16.21% - Retirable
6.63% - Novisto
50.0% - Diagram Ventures II GP Inc.
100.0% - Diagram Ventures II LP
6.63% - Novisto
5.82% - Synctera
11.70% - Baselane
13.05% - ClearEstate
12.74% - Conduit
11.82% - Tallied
11.92% - Helika
12.47% - Obeo
12.85% - Trice
9.96% - Choir
50.0% - Diagram Ventures III GP Inc.
100.0% - Diagram Ventures III LP
12.86% - Trice
9.96% - Choir

50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP
100.0% - Diagram Opportunity Fund I LP
7.14% - Nesto
4.88% - Synctera
0.90% - Albert
0.65% - Clark
5.50% - Novisto
3.31% - Baselane
8.91% - ClearEstate
50.0% - Diagram ClimateTech GP Inc.
100.0% - Diagram ClimateTech Fund L.P.
100.0% - Diagram ClimateTech Carried Interest L.P.
49.0% – Diagram Corporation (75.0% equity)
23.36% - Numi
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP
100.0% - Spadina LP
3.77% - Wealthsimple Financial Corp. (3.40% equity)
100.0% - Sagard PE Canada GP Inc.
100.0% - Sagard Private Equity Canada LP
100.0% SPEC CL GP Inc.
51.25% SPEC CL Co-Invest LP
53.92% - Courchesne, Larose Holding Inc. (formerly known as SPEC CL Holdings Inc.)
100.0% - Courchesne, Larose, Limitee (formerly known as SPEC Cl Acquisico Inc.)
59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
38.71% - Groupe Lou-Tec Inc.
100.0% Acces Location D’Equipements Inc.
100.0% - Locations SSJ Inc.
100.0% - MKS Equipements Inc.
100.0% - Torcan Lift Equipment Ltd.
100.0% - SPEC NG Holding Inc.
100.0% - SPEC NG Acquisico Inc.
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard Senior Lending Partners GP Inc.

100.0% - Sagard Senior Lending Partners LP
100.0% - Sagard Senior Lending Partners Holdings GP Inc.
100.0% - Sagard Senior Lending Partners Holdings LP
100.0% - Sagard Senior Lending Partners Holdings I LP
100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Carried Interest LP
100.0% - Sagard Senior Lending Partners Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.
100.0% - Sagard Senior Lending Partners RN Offshore-U LP
100.0% - Sagard Senior Lending Partners Offshore GP Inc.
100.0% - Portage Capital Solutions GP Inc.
100.0% - Portage Capital Solutions Fund I LP
14.77% - P97 Holdings, Inc.
16.23% - Theta Ray Ltd.
100.0% - Portage Capital Solutions Canada Fund I LP
100.0% - Portage Capital Solutions US Fund I LP
100.0% - Portage Capital Solutions International Fund I LP
100.0% - Portage Web3 I GP Inc.
100.0% - Portage Web3 Feeder Fund I LP
100.0% - Portage Web3 Master Fund I LP
100.0% - Sagard USPF Inc
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC

100.0% - Bauer Hockey Retail, LLC
28.1% - Rawlings Sporting Goods Company Inc.
100.00% - Mowat GP Inc.
100.0% - Mowat Participation LP
100.0% - Mowat LP
3.94% - Koho Financial Inc.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the laws of the State of New York and the Bylaws of Empower whereby Empower may indemnify a director, officer or controlling person of Empower against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
New York Business Corporation Law
Section 719. Liability of directors in certain cases
(a)
Directors of a corporation who vote for or concur in any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action:

(1)
The declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 (Dividends or other distributions in cash or property).

	(2)	The purchase of the shares of the corporation to the extent that it is contrary to the provisions of section 513 (Purchase or redemption by a corporation of its own shares).
(3)
The distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 (Non-judicial dissolution) or 11 (Judicial dissolution).

	(4)	The making of any loan contrary to section 714 (Loans to directors).
(b)
A director who is present at a meeting of the board, or any committee thereof, when action specified in paragraph (a) is taken shall be presumed to have concurred in the action unless his dissent thereto shall be entered in the minutes of the meeting, or unless he shall submit his written dissent to the person acting as the secretary of the meeting before the adjournment thereof, or shall deliver or send by registered mail such dissent to the secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. A director who is absent from a meeting of the board, or any committee thereof, when such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered mail his dissent thereto to the secretary of the corporation or shall cause such dissent to be filed with the minutes of the proceedings of the board or committee within a reasonable time after learning of such action.

(c)
Any director against whom a claim is successfully asserted under this section shall be entitled to contribution from the other directors who voted for or concurred in the action upon which the claim is asserted.

(d)	Directors against whom a claim is successfully asserted under this section shall be entitled, to the extent of the amounts paid by them to the corporation as a result of such claims:

(1)
Upon payment to the corporation of any amount of an improper dividend or distribution, to be subrogated to the rights of the corporation against shareholders who received such dividend or distribution with knowledge of facts indicating that it was not authorized by section 510, in proportion to the amounts received by them respectively.

(2)
Upon payment to the corporation of any amount of the purchase price of an improper purchase of shares, to have the corporation rescind such purchase of shares and recover for their benefit, but at their expense, the amount of such purchase price from any seller who sold such shares with knowledge of facts indicating that such purchase of shares by the corporation was not authorized by section 513.

(3)
Upon payment to the corporation of the claim of any creditor by reason of a violation of subparagraph
(a)(3), to be subrogated to the rights of the corporation against shareholders who received an improper distribution of assets.

(4) Upon payment to the corporation of the amount of any loan made contrary to section 714, to be subrogated to the rights of the corporation against a director who received the improper loan.
(e)	A director shall not be liable under this section if, in the circumstances, he performed his duty to the corporation under paragraph (a) of section 717.
(f)	This section shall not affect any liability otherwise imposed by law upon any director.
Section 720. Action against directors and officers for misconduct.
(a)	An action may be brought against one or more directors or officers of a corporation to procure a judgment for the following relief:
	(1)	Subject to any provision of the certificate of incorporation authorized pursuant to paragraph (b) of section 402, to compel the defendant to account for his official conduct in the following cases:
		(A)	The neglect of, or failure to perform, or other violation of his duties in the management and disposition of corporate assets committed to his charge.
		(B)	The acquisition by himself, transfer to others, loss or waste of corporate assets due to any neglect of, or failure to perform, or other violation of his duties.
(C)
In the case of directors or officers of a benefit corporation organized under article seventeen of this chapter: (i) the failure to pursue the general public benefit purpose of a benefit corporation or any specific public benefit set forth in its certificate of incorporation; (ii) the failure by a benefit corporation to deliver or post an annual report as required by section seventeen hundred eight of article seventeen of this chapter; or (iii) the neglect of, or failure to perform, or other violation of his or her duties or standard of conduct under article seventeen of this chapter.

	(2)	To set aside an unlawful conveyance, assignment or transfer of corporate assets, where the transferee knew of its unlawfulness.
	(3)	To enjoin a proposed unlawful conveyance, assignment or transfer of corporate assets, where there is sufficient evidence that it will be made.
(b)
An action may be brought for the relief provided in this section, and in paragraph (a) of section 719 (Liability of directors in certain cases) by a corporation, or a receiver, trustee in bankruptcy, officer, director or judgment creditor thereof, or, under section 626 (Shareholders' derivative action brought in the right of the corporation to procure a judgment in its favor), by a shareholder, voting trust certificate holder, or the owner of a beneficial interest in shares thereof.

(c)	This section shall not affect any liability otherwise imposed by law upon any director or officer.

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.
The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Section 722. Authorization for indemnification of directors and officers.
(a)
A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding
(other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)
The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)
A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d)
For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.
(a)
A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b)
Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1)
By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

	(2)	If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs;
(A)
By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or

		(B)	By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.
(c)
Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.
(a)
Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722
(Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:

	(1)	In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or
(2)
To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b)
The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c)
Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.
(a)
All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b)	No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:
	(1)	That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;
(2)
That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-
law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3)
If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c)
If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d)
If any action with respect to indemnification of directors and officers is taken by way of amendment of the bylaws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e)
Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f)
The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.
(a)
Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:
(1)	To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

	(2)	To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and
(3)
To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of financial services, for a retention amount and for co-insurance.

(b)	No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:
(1)
if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

	(2)	in relation to any risk the insurance of which is prohibited under the insurance law of this state.
(c)	Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.
(d)
The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e)
This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of Empower
ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Financial Services pursuant to Section 1216 of the New York Insurance Law.
Item 31. Principal Underwriter
(a)
Empower Financial Services, Inc. (“Empower Financial Services”) is the distributor of securities of the
Registrant. Including the Registrant, Empower Financial Services serves as distributor or principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series
Account of Empower Annuity Insurance Company of America (“EAICA”), Retirement Plan Series Account
of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity-8 Series Account of
Empower Life & Annuity Insurance Company of New York (“ELAINY”).Empower Financial Services is
also distributor of the following other investment companies: The Prudential Variable Contract Account-2;
The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential
Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; the
Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.

(b)	Directors and Officers of Empower Financial Services:

Name	Principal Business Address	Positions and Offices with Underwriter
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, & Chief Executive Officer
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K. Stoner	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
P. Patel	8515 East Orchard Road Greenwood Village, CO 80111	Secretary
A. Finster	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Secretary
A. Kavan	8515 East Orchard Road Greenwood Village, CO 80111	Assistant General Counsel
S. Barres	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
S. Cochran	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
B. Upton	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Empower Financial Services	-0-	-0-	-0-	-0-
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Empower Life & Annuity Insurance Company of New York, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Empower Life & Annuity Insurance Company of New York.
Item 35. Other Undertakings and Representations
Empower Annuity Insurance Company of America represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 17th day of April, 2024.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ J.D. Kreider
J.D. Kreider Senior Vice President

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK (Depositor)
By:	/s/ J.D. Kreider
J.D. Kreider Senior Vice President
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 17, 2024
R. Jeffrey Orr*
/s/ Marcia D. Alazraki	Director	April 17, 2024
Marcia D. Alazraki*
/s/ André R. Desmarais	Director	April 17, 2024
André R. Desmarais*
/s/ Stuart Z. Katz	Director	April 17, 2024
Stuart Z. Katz*
/s/ T. Timothy Ryan, Jr.	Director	April 17, 2024
T. Timothy Ryan, Jr.*
/s/ Jerome J. Selitto	Director	April 17, 2024
Jerome J. Selitto*
/s/ Brian E. Walsh	Director	April 17, 2024
Brian E. Walsh*
/s/ Christine Moritz	President & Chief Executive Officer	April 17, 2024
Christine Moritz*

Signature		Title	Date
/s/ Kara Roe		Chief Financial Officer	April 17, 2024
Kara Roe*

*By:	/s/ Mike Knowles	*Attorney-in-fact pursuant to Power of Attorney	April 17, 2024
Mike Knowles